EXHIBIT 4.1

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                                DST SYSTEMS, INC.

             4.125% Series A Convertible Senior Debentures due 2023 3.625% Series B Convertible Senior Debentures due 2023

                              --------------------


                                    INDENTURE

                           Dated as of August 12, 2003

                              --------------------

                               JPMORGAN CHASE BANK

                                     TRUSTEE















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                                TABLE OF CONTENTS

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                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  CERTAIN TERMS DEFINED...........................................1
SECTION 1.02.  FORMS OF DOCUMENTS DELIVERED TO TRUSTEE........................10
SECTION 1.03.  ACTS OF HOLDERS................................................10
SECTION 1.04.  CONFLICT WITH TRUST INDENTURE ACT OF 1939......................11
SECTION 1.05.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.......................11
SECTION 1.06.  SEPARABILITY CLAUSE............................................11
SECTION 1.07.  BENEFITS OF INDENTURE..........................................12
SECTION 1.08.  LEGAL HOLIDAYS.................................................12


                                    ARTICLE 2
                                 THE SECURITIES

SECTION 2.01.  DESIGNATION, FORM AND DATING...................................12
SECTION 2.02.  EXECUTION AND AUTHENTICATION...................................13
SECTION 2.03.  REGISTRAR, PAYING AGENT, CONVERSION AGENT AND TRUSTEE..........14
SECTION 2.04.  PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST.............14
SECTION 2.05.  TRANSFER AND EXCHANGE..........................................15
SECTION 2.06.  REPLACEMENT SECURITIES.........................................16
SECTION 2.07.  OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS'
        ACTIONS...............................................................17
SECTION 2.08.  TEMPORARY SECURITIES...........................................18
SECTION 2.09.  CANCELLATION...................................................19
SECTION 2.10.  PERSONS DEEMED OWNERS..........................................19
SECTION 2.11.  GLOBAL SECURITIES..............................................19
SECTION 2.12.  LEGENDS........................................................21
SECTION 2.13.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.................22
SECTION 2.14.  CUSIP NUMBERS..................................................23
SECTION 2.15.  SECURITYHOLDER LISTS...........................................23

                                    ARTICLE 3
                           SATISFACTION AND DISCHARGE

SECTION 3.01.  DISCHARGE OF LIABILITY ON SECURITIES...........................24
SECTION 3.02.  REPAYMENT OF MONEYS HELD BY TRUSTEE............................24


                                    ARTICLE 4
                                    REMEDIES

SECTION 4.01.  EVENTS OF DEFAULT..............................................24
SECTION 4.02.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.............26
SECTION 4.03.  COLLECTION SUIT BY TRUSTEE.....................................26
SECTION 4.04.  OTHER REMEDIES.................................................26
SECTION 4.05.  TRUSTEE MAY FILE PROOFS OF CLAIM...............................27
SECTION 4.06.  APPLICATION OF MONEY COLLECTED.................................27
SECTION 4.07.  LIMITATION ON SUITS............................................27
SECTION 4.08.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL
        AND INTEREST..........................................................28
SECTION 4.09.  RESTORATION OF RIGHT AND REMEDIES..............................28
SECTION 4.10.  RIGHTS AND REMEDIES CUMULATIVE.................................29
SECTION 4.11.  DELAY OR OMISSION NOT WAIVER...................................29
SECTION 4.12.  CONTROL BY HOLDERS.............................................29
SECTION 4.13.  WAIVER OF PAST DEFAULTS........................................29
SECTION 4.14.  UNDERTAKING FOR COSTS..........................................30
SECTION 4.15.  WAIVER OF STAY OR EXTENSION LAWS...............................30


                                    ARTICLE 5
                                   THE TRUSTEE

SECTION 5.01.  DUTIES OF TRUSTEE..............................................31
SECTION 5.02.  RIGHTS OF TRUSTEE..............................................32
SECTION 5.03.  INDIVIDUAL RIGHTS OF TRUSTEE, ETC..............................32
SECTION 5.04.  TRUSTEE'S DISCLAIMER...........................................32
SECTION 5.05.  NOTICE OF DEFAULTS.............................................33
SECTION 5.06.  REPORTS BY TRUSTEE TO HOLDERS..................................33
SECTION 5.07.  COMPENSATION AND INDEMNITY.....................................33
SECTION 5.08.  REPLACEMENT OF TRUSTEE.........................................34
SECTION 5.09.  SUCCESSOR TRUSTEE BY MERGER, ETC...............................35
SECTION 5.10.  ELIGIBILITY; DISQUALIFICATION..................................35
SECTION 5.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..............35


                                    ARTICLE 6
                                   [RESERVED]


                                    ARTICLE 7
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 7.01.  CONSOLIDATIONS AND MERGERS OF COMPANY PERMITTED
        SUBJECT TO CERTAIN CONDITIONS.........................................35
SECTION 7.02.  RIGHTS AND DUTIES OF SUCCESSOR ENTITY..........................36


                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

SECTION 8.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.............36
SECTION 8.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS................37
SECTION 8.03.  EXECUTION OF SUPPLEMENTAL INDENTURES...........................39
SECTION 8.04.  EFFECT OF SUPPLEMENTAL INDENTURES..............................39
SECTION 8.05.  NOTATION ON OR EXCHANGE OF SECURITIES..........................39


                                    ARTICLE 9
                            COVENANTS OF THE COMPANY

SECTION 9.01.  PAYMENT OF PRINCIPAL AND INTEREST..............................40
SECTION 9.02.  COMPLIANCE CERTIFICATE.........................................40
SECTION 9.03.  MAINTENANCE OF OFFICE OR AGENCY................................40
SECTION 9.04.  CALCULATION OF TAX ORIGINAL ISSUE DISCOUNT.....................41
SECTION 9.05.  FURTHER INSTRUMENTS AND ACTS...................................41
SECTION 9.06.  NOTICE OF LIQUIDATED DAMAGES...................................41
SECTION 9.07.  CONTINGENT DEBT TREATMENT......................................41
SECTION 9.08.  REPORTS BY COMPANY.............................................42


                                   ARTICLE 10
                            REDEMPTION OF SECURITIES

SECTION 10.01.  RIGHT TO REDEEM; NOTICES TO TRUSTEE...........................43
SECTION 10.02.  SELECTION OF SECURITIES TO BE REDEEMED........................43
SECTION 10.03.  NOTICE OF REDEMPTION..........................................43
SECTION 10.04.  EFFECT OF NOTICE OF REDEMPTION................................44
SECTION 10.05.  DEPOSIT OF REDEMPTION PRICE...................................45
SECTION 10.06.  SECURITIES REDEEMED IN PART...................................45


                                   ARTICLE 11
                                   CONVERSION

SECTION 11.01.  RIGHT TO CONVERT..............................................45
SECTION 11.02.  CONVERSION PROCEDURES.........................................48
SECTION 11.03.  PAYMENT OF CASH IN LIEU OF COMMON STOCK.......................49
SECTION 11.04.  FRACTIONAL SHARES.............................................51
SECTION 11.05.  TAXES ON CONVERSION...........................................51
SECTION 11.06.  RESERVATION OF SHARES, SHARES TO BE FULLY PAID;
        COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF
        COMMON STOCK..........................................................52

SECTION 11.07.  ADJUSTMENT OF CONVERSION RATE.................................53
SECTION 11.08.  WHEN NO ADJUSTMENT REQUIRED...................................62
SECTION 11.09.  NOTICE OF CERTAIN TRANSACTIONS................................63
SECTION 11.10.  EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER
        OR SALE ON CONVERSION PRIVILEGE.......................................63
SECTION 11.11.  TRUSTEE'S DISCLAIMER..........................................64
SECTION 11.12.  RIGHTS ISSUED IN RESPECT OF COMMON STOCK
        ISSUED UPON CONVERSION................................................65
SECTION 11.13.  COMPANY DETERMINATION FINAL...................................65


                                   ARTICLE 12
                          PURCHASE AT OPTION OF HOLDERS

SECTION 12.01.  RIGHT TO REQUIRE PURCHASE.....................................65
SECTION 12.02.  PURCHASE PROCEDURES...........................................67
SECTION 12.03.  THE COMPANY'S RIGHT TO ELECT MANNER OF
        PAYMENT OF THE PURCHASE PRICE.........................................68
SECTION 12.04.  EFFECT OF PURCHASE NOTICE.....................................71
SECTION 12.05.  DEPOSIT OF PURCHASE PRICE.....................................72
SECTION 12.06.  SECURITIES PURCHASED IN PART..................................72
SECTION 12.07.  REPAYMENT TO THE COMPANY......................................73
SECTION 12.08.  COVENANT TO COMPLY WITH SECURITIES LAWS
        UPON PURCHASE OF SECURITIES.......................................... 73


                                   ARTICLE 13
             PURCHASE AT OPTION OF HOLDER UPON A FUNDAMENTAL CHANGE

SECTION 13.01.  RIGHT TO REQUIRE PURCHASE.....................................74
SECTION 13.02.  THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT
        OF FUNDAMENTAL CHANGE PURCHASE PRICE..................................79
SECTION 13.03.  EFFECT OF FUNDAMENTAL CHANGE PURCHASE NOTICE..................82
SECTION 13.04.  DEPOSIT OF FUNDAMENTAL CHANGE PURCHASE PRICE..................83
SECTION 13.05.  SECURITIES PURCHASED IN PART..................................83
SECTION 13.06.  REPAYMENT TO THE COMPANY......................................84
SECTION 13.07.  COVENANT TO COMPLY WITH SECURITIES LAWS UPON
        PURCHASE OF SECURITIES............................................... 84


                                   ARTICLE 14
                               CONTINGENT INTEREST

SECTION 14.01.  CONTINGENT INTEREST...........................................84
SECTION 14.02.  PAYMENT OF CONTINGENT INTEREST................................85
SECTION 14.03.  NOTICE OF CONTINGENT INTEREST.................................85


                                   ARTICLE 15
                                   [RESERVED]


                                   ARTICLE 16
   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES

SECTION 16.01.  EXEMPTION FROM INDIVIDUAL LIABILITY...........................86

                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS

SECTION 17.01.  SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE..........86
SECTION 17.02.  ACTS OF BOARD, COMMITTEE OR OFFICER OF SUCCESSOR
        COMPANY VALID.........................................................86
SECTION 17.03.  REQUIRED NOTICES OR DEMANDS...................................87
SECTION 17.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT............87
SECTION 17.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.................88
SECTION 17.06.  GOVERNING LAW.................................................88
SECTION 17.07.  INDENTURE MAY BE EXECUTED IN COUNTERPARTS.....................88



Exhibit A-1.......Form of 4.125% Series A Convertible Senior Debenture
Exhibit A-2.......Form of 3.625% Series B Convertible Senior Debenture

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     INDENTURE,  dated as of the 12th day of August,  2003, between DST SYSTEMS,
INC., a Delaware corporation (the "COMPANY"), and JPMORGAN CHASE BANK, a New York banking corporation (the "TRUSTEE").

     WHEREAS, for its lawful corporate purposes, the Company deems it necessary to issue its securities and has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 4.125% Series A Convertible Senior Debentures due 2023 and 3.625% Series B Convertible Senior Debentures due 2023.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed by the Company and by the Trustee, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   Article 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.01. CERTAIN TERMS DEFINED.

     (a) Definitions.

     "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "ACCRETED PRINCIPAL AMOUNT" means for any Security as of any date of determination, the sum of (i) the Original Principal Amount of such Security and
(ii) the portion of the excess of the Accreted Principal Amount at Stated Maturity of such Security over such Original Principal Amount which shall have been accreted thereon through such date, such amount to be accreted on a daily basis at the Applicable Yield for such Security, compounded semiannually on each Interest Payment Date through the date of determination and computed on the basis of a 360-day year of twelve 30-day months.

     "ACCRETED PRINCIPAL AMOUNT AT STATED MATURITY" means (i) for Series A Debentures, $1,700.28 and (ii) for Series B Debentures, $1,714.09, unless, in each case, such Securities are earlier redeemed, purchased or converted.

     "APPLICABLE YIELD" means (i) for Series A Debentures, (x) prior to August 15, 2010, 0% and (y) from and after August 15, 2010, for any Interest Period, a rate per annum equal to 4.125% and (ii) for Series B Debentures, (x) prior to August 15, 2008, 0% and (y) from and after August 15, 2008, for any Interest Period, a rate per annum equal to 3.625%.

     "BANKRUPTCY LAW" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

     "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of such board.

     "BOARD RESOLUTION" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions or trust companies in The City of New York are authorized or required by law, regulation or executive order to close.

     "CASH" means such coin of currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

     "CASH DIVIDEND" means any cash dividend paid by the Company in accordance with the Company's stated dividend policy as in effect from time to time.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" shall mean the shares of Common Stock, $0.01 par value, of the Company as it exists on the date of this Indenture or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed.

     "COMPANY" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any such subsequent successor or successors.

     "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by any Officer and delivered to the Trustee.

     "CONTINGENT INTEREST" means, for any series of Securities, such cash interest payable as described in Article 14.

     "CONVERSION SETTLEMENT DATE" means (i) on or prior to the Final Notice Date, (x) the third Business Day following the Conversion Date or (y) if the Company elects to pay any portion of the Conversion Obligation in Cash pursuant to Section 11.03, the Business Day following the final day of the Cash Settlement Averaging Period and (ii) after the Final Notice Date, (x) the first Business Day following the Conversion Date or (y) subject to Section 11.03(b), if the Company elects to pay any portion of the Conversion Obligation in Cash pursuant to Section 11.03, the Business Day following the final day of the Cash Settlement Averaging Period.

     "CONVERSION PRICE" means, for any Security of any series, as of any date of determination, a dollar amount derived by dividing the Accreted Principal Amount for such Security as of such date by the Conversion Rate then in effect for such Security.

     "CONVERSION RATE" means (i) for Series A Debentures, 20.3732 shares of Common Stock per $1,000 Original Principal Amount of such Securities and (ii) for Series B Debentures, 20.3732 shares of Common Stock per $1,000 Original Principal Amount of such Securities, each as may be adjusted from time to time pursuant to Section 11.07.

     "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 4 New York Plaza, New York, New York 10004,
Attention: Institutional Trust Services, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

     "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "DEPOSITARY" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Debentures. The Depository Trust Company shall be the initial Depositary until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and, thereafter, "DEPOSITARY" shall mean or include such successor.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

     "EX-DIVIDEND DATE" means, with respect to an issuance, dividend or distribution for any security, the first date on which such security trades, regular way, on the New York Stock Exchange or such other national or regional exchange or market on which such security is then listed or quoted without the right to receive such issuance, dividend or distribution.

     "HOLDER" means a person in whose name a Security is registered on the Registrar's books.

     "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

     "INTEREST PAYMENT DATE" means February 15 and August 15 of each year, subject to Section 1.08, commencing on February 15, 2004.

     "INTEREST PERIOD" means, for any Security, the period from and including the most recent Interest Payment Date for such Security to which interest has been paid or duly made available for payment (or August 12, 2003 if no interest has been paid or been duly made available for payment) to, but excluding, the next succeeding Interest Payment Date for such Security.

     "ISSUE DATE" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

     "LAST REPORTED SALE PRICE" of the shares of Common Stock on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on such date as reported in composite transactions on the principal United States securities exchange on which shares of Common Stock are traded or, if the shares of Common Stock are not listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market. The Last Reported Sale Price will be determined without reference to after-hours or extended trading. If the shares of Common Stock are not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the Last Reported Sale Price will be the last quoted bid for the shares of Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the shares of Common Stock are not so quoted, the Last Reported Sale Price will be the average of the midpoint of the last bid and asked prices for the shares of Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

     "LEGAL HOLIDAY" means a day that is not a Business Day.

     "LIQUIDATED DAMAGES" has the meaning specified in the Registration Rights Agreement.

     "MARKET PRICE" shall mean (i) in respect of any date of determination specified in Section 12.03 and any date of determination specified in Section 13.03, the average of the daily Last Reported Sale Prices per share of Common Stock for the 10 consecutive Trading Days ending on such date of determination (or, if such date of determination is not a Trading Day, for the 10 consecutive Trading Days ending on the Trading Day immediately preceding such date of determination) and (ii) for purposes of Section 11.07, the average of the daily Last Reported Sale Prices per share of Common Stock for the 10 consecutive Trading Days ending on the earlier of (x) the date of determination specified therein with respect to an adjustment and (y) the day before the Ex-Dividend Date immediately prior to the date in question. If an issuance, distribution, subdivision or combination to which Section 11.07 applies occurs during the period applicable for calculating "MARKET PRICE" pursuant to the definition in this paragraph, "MARKET PRICE" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Last Reported Sale Price of the Common Stock during such period.

     "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

     "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, or the Secretary of the Company.

     "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Section 17.05, signed in the name of the Company by any two Officers or any Officer and an Assistant Treasurer or Assistant Secretary of the Company and delivered to the Trustee. An Officers' Certificate given pursuant to Section 9.02 need not contain the information specified in Section
17.05. One of the Officers signing an Officers'  Certificate pursuant to Section
9.02 shall be the principal executive, financial or accounting officer of the Company.

     "OPINION OF COUNSEL" means a written opinion containing the information specified in Section 17.05 from legal counsel that is delivered to the Trustee. The counsel may be an employee of, or counsel to, the Company.

     "ORIGINAL PRINCIPAL AMOUNT" of a Security means the stated Original Principal Amount as set forth on the face of such Security.

     "PERSON" or "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "PURCHASE AGREEMENT" means the Purchase Agreement dated as of August 6, 2003 among the Company and Citigroup Global Markets Inc. and Banc of America Securities LLC as representatives of the initial purchasers named therein.

     "REDEMPTION DATE" means the date specified for redemption of any Security in accordance with the terms of such Security and this Indenture.

     "REDEMPTION PRICE" means, when used with respect to any Security of any series to be redeemed on any Redemption Date, the Accreted Principal Amount for such Security of such series as of such Redemption Date, plus accrued and unpaid interest (including Contingent Interest, if any, and Liquidated Damages, if any) on such Security to, but excluding, such Redemption Date.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of August 12, 2003 among the Company, Citigroup Global Markets Inc. and Banc of America Securities LLC as representatives of the initial purchasers named in the Purchase Agreement.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date for any Security means the February 1 or August 1, as the case may be, immediately preceding such Interest Payment Date for such Security.

     "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer within the corporate trust department (or any successor group) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time. "SECURITIES" means any of the Company's Series A Debentures and Series B Debentures or any of them (each, a "SECURITY"), as amended or supplemented from time to time, that are issued under this Indenture.

     "SERIES  A  DEBENTURES"   means  any  of  the  Company's  4.125%  Series  A
Convertible Senior Debentures due 2023, as amended or supplemented from time to time, that are issued under this Indenture.

     "SERIES  B  DEBENTURES"   means  any  of  the  Company's  3.625%  Series  B
Convertible Senior Debentures due 2023, as amended or supplemented from time to time, that are issued under this Indenture.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

     "SECURITY REGISTER" means the register maintained by the Registrar that evidences ownership of the Securities.

     "SPECIAL RECORD DATE" means, for the payment of any Defaulted Interest, the date fixed by the Trustee pursuant to Section 2.13.

     "STATED MATURITY" means, for any Security issued under this Indenture, August 15, 2023.

     "SUBSIDIARY" means any corporation more than 50% of the outstanding shares of Voting Stock, except for directors' qualifying shares, of which shall at the time be owned, directly or indirectly, by the Company or by one or more of the Subsidiaries, or by the Company and one or more other Subsidiaries.

     "TAX ORIGINAL ISSUE DISCOUNT" means the amount of ordinary interest income on a Security that must be accrued as original issue discount for United States federal income tax purposes pursuant to United States Treasury Regulation
Section 1.1275-4 or any successor provision.

     "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, PROVIDED, HOWEVER, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

     "TRADING DAY" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the Nasdaq National Market or, if the Common Stock is not reported by the Nasdaq National Market, on the principal other market on which the Common Stock is then traded.

     "TRADING PRICE" means, on any date and for any series of Securities, the average of the secondary market bid quotations per $1,000 Original Principal
Amount of such series of Securities obtained by the Trustee for $10,000,000 Original Principal Amount of such series of Securities at approximately 3:30 p.m., New York City time, on such date from three independent nationally recognized securities dealers selected by the Company; PROVIDED that if at least three such bids cannot reasonably be obtained by the Trustee, but two bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, one bid shall be used; and PROVIDED FURTHER that if the Trustee cannot reasonably obtain at least one bid for $10,000,000 Original Principal Amount of such series of Securities from a nationally recognized securities dealer or in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of such series of Securities, then the Trading Price per $1,000 Original Principal Amount of such series of Securities (i) as such term is used in Article 11 shall be deemed to be less than 95% of the product of the Last Reported Sale Price on such date and the Conversion Rate for such Securities on such date and (ii) as such term is used in Article 14, shall equal the product of (a) the Conversion Rate for such Securities on such date and (b) the average of the Last Reported Sale Prices of the Common Stock for each day of the applicable Measurement Period.

     "TRUSTEE" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

     "VOTING STOCK", as applied to the stock (or the equivalent thereof) of any corporation, means stock (or the equivalent thereof) of any class or classes, however designated, having ordinary voting power for the election of a majority of the directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

     "UNITED STATES" means the United States of America. The Commonwealth of Puerto Rico, the Virgin Islands and other territories and possessions are not part of the United States.

     (b) Other Definitions.

                         TERM                                 DEFINED IN SECTION
------------------------------------------------------        ------------------
"Act".........................................................    1.03
"Adjustment Event"............................................    11.07(n)
"Agent Members" ..............................................    2.11(f)
"Cash Amount" ................................................    11.03(a)
"Cash Settlement Averaging Period" ...........................    11.03(a)
"Cash Settlement Notice Period" ..............................    11.03(a)
"Continuing Director".........................................    13.01(a)
"Conversion Agent"............................................    2.03
"Conversion Date".............................................    11.02
"Conversion Obligation".......................................    11.01(a)
"Conversion Retraction Period" ...............................    11.03(a)
"Conversion Settlement Distribution" .........................    11.03(a)
"Current Market Price"........................................    11.07(j)
"Defaulted Interest" .........................................    2.13
"Determination Date"..........................................    11.07(n)
"Distributed Assets or Securities" ...........................    11.07(d)
"Dividend Threshold Amount" ..................................    11.07(c)
"Event of Default"............................................    4.01
"Expiration Time".............................................    11.07(f)
"Fair Market Value"...........................................    11.07(j)
"Final Notice Date" ..........................................    11.03(a)
"Fundamental Change"..........................................    13.01(a)
"Fundamental Change Purchase Date"............................    13.01(a)
"Fundamental Change Purchase Notice"..........................    13.01(c)
"Fundamental Change Purchase Price"                               13.01(a)
"Global Security".............................................    2.01
"Legend"......................................................    2.05(e)
"Maximum Conversion Rate" ....................................    11.07(h)
"Measurement Period" .........................................    14.01
"Notice of Conversion.........................................    11.02
"Paying Agent"................................................    2.03
"Publicly Traded Securities" .................................    13.01(a)
"Purchase Date"...............................................    12.01(a)
"Purchased Shares" ...........................................    11.07(f)
"Purchase Notice".............................................    12.02(a)
"Purchase Price"..............................................    12.02
"Record Date".................................................    11.07(j)
"Registrar"...................................................    2.03
"Rights"......................................................    11.12
"Rights Agreement"............................................    11.12
"Trigger Event" ..............................................    11.07(d)


     Section 1.02. FORMS OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer actually knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care (but without having made an investigation specifically for the purpose of rendering such opinion) should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.03. ACTS OF HOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (a) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (b) The ownership of Securities shall be proved by the Security Register.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (d) The Company may, but shall not be obligated to, set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No action approved by such vote or consent shall be taken more than six months after such record date.

     Section 1.04. CONFLICT WITH TRUST INDENTURE ACT OF 1939. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, such provision shall be deemed either to apply to this Indenture so modified or to be excluded, as the case may be.

     Section 1.05. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.06. SEPARABILITY CLAUSE. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.07. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.08. LEGAL HOLIDAYS. Subject to the next two succeeding sentences, if any specified date (including a date for giving notice) on which action is to be taken under this Indenture is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday. In any case where an Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity or earlier Redemption Date, Purchase Date or Fundamental Change Purchase Date) of a Security falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Interest Payment Date to such next succeeding Business Day, PROVIDED that, if such Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the Business Day immediately preceding such Interest
Payment Date. If the Stated Maturity, Redemption Date, Purchase Date or Fundamental Change Purchase Date of a Security would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Stated Maturity, Redemption Date, Purchase Date or Fundamental Change Purchase Date to such next succeeding Business Day.

                                   Article 2
                                 THE SECURITIES

     Section 2.01. FORM AND DATING. The Securities and the Trustee's certificate of authentication to be borne by each series of Securities shall be substantially in the respective forms set forth in Exhibits A-1 and A-2. The terms and provisions contained in the form of Security attached as Exhibit A-1 hereto and the form of Security attached as Exhibit A-2 shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Any of the Securities may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Trustee, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Securities to be tradable on The Portal MarketSM or as may be required for the Securities to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Securities are subject.

     So long as a series of the Securities are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.11(b), all of the Securities of such series will be represented by one or more Securities of such series in global form registered in the name of the Depositary or the nominee of the Depositary (a "GLOBAL SECURITY"). The transfer and exchange of beneficial interests in any such Global Security shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.11(b), beneficial owners of a Global Security shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Security.

     Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate Original Principal Amount of such outstanding Securities from time to time endorsed thereon and that the aggregate Original Principal Amount of such outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such Securities. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the Original Principal Amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with the standing instructions and procedures existing between the Depositary and the Trustee.

     Each Security shall be dated the date of its authentication.

     Section 2.02. EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities for the Company by manual or facsimile signature.

     If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate and deliver Securities for original issue in an aggregate Original Principal Amount of up to $540,000,000 Series A Debentures and up to $300,000,000 Series B Debentures upon a Company Order without any further action by the Company. The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 Original Principal
Amount and any integral multiple thereof. The aggregate Original Principal Amount of Securities outstanding at any time may not exceed the amount set forth in the first sentence of this paragraph, except as provided in Section 2.06.

     Section 2.03. REGISTRAR, PAYING AGENT, CONVERSION AGENT AND TRUSTEE. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for purchase or payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent and the term Conversion Agent includes any additional conversion agent.

     The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent, Trustee or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 5.07. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Trustee, Conversion Agent or co-registrar.

     The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

     Section 2.04. PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST. Except as otherwise provided herein, on or prior to 10 a.m., New York City time, on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or, if applicable, Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders and/or the Trustee all money and Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or Common Stock.

     Section 2.05. TRANSFER AND EXCHANGE. Subject to Section 2.11 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Original Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the registration of transfer or exchange of the Securities from the Holder requesting such registration of transfer or exchange.

     The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

     (a) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.11 and this Section 2.05(a). Transfers of a Global Security shall be limited to transfers of such Global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

     (b) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

     (c) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

     (d) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

     (e) Prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), if Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends on the form of Securities set forth in Exhibits A-1 and A-2 of this Indenture setting forth such restrictions (collectively, the "LEGEND"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated. Any shares of Common Stock issued upon conversion of Securities that bear the Legend shall bear a restricted legend substantially identical to the Legend (except that such Legend shall not refer to any shares of Common Stock issuable upon conversion of Securities).

     (f) Nothing in this Indenture or in the Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in Global Securities) to the Company or any of its Subsidiaries, which Securities shall thereupon be canceled in accordance with Section 2.09 of this Indenture.

     Section 2.06. REPLACEMENT SECURITIES. If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser (within the meaning of Section 8-303 of the Uniform Commercial Code as in effect in the State of New York), the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Original Principal Amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Articles 12 or 13 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 2.07. OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTIONS . Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those delivered to it pursuant to Section 2.06 and those described in this
Section 2.07 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Original Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 4 and 8).

     If a Security is replaced pursuant to Section 2.06, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser (within the meaning of Section 8-303 of the Uniform Commercial Code as in effect in the State of New
York).

     If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Fundamental Change Purchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Fundamental Change Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest (including Contingent Interest, if any, and Liquidated Damages, if any) on such Securities shall cease to accrue; PROVIDED, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

     If a Security is converted in accordance with Article 11, then from and after the time of conversion on the Conversion Date, such Security shall cease to be outstanding and interest (including Contingent Interest, if any) shall cease to accrue on such Security, unless the Holder of such Security retracts the Notice of Conversion pursuant to Section 11.03.

     Section 2.08. TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Original Principal Amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 2.09. CANCELLATION. All Securities surrendered for payment, purchase by the Company pursuant to Article 12 and Article 13, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article
11. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary practice.

     Section 2.10. PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price, Purchase Price or Fundamental Change Purchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 2.11. GLOBAL SECURITIES.

     (a) Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.05 and this Section 2.11. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause (a) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture unless and until such Security has been registered in the name of such Person.

     (b) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, PROVIDED that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) such Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary is not appointed by the Company within 90 days, (ii) such Depositary has ceased to be a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days, (iii) such Depositary defaults in the performance of its duties as a depositary or (iv) the Company decides to discontinue the use of the system of book-entry transfer through the Depositary (or any successor Depositary). Any Global Security exchanged pursuant to clause (a) above shall be so exchanged in whole and not in part. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; PROVIDED that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

     (c) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Original Principal Amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable Legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee or the Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the Original Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

     (d) Subject to the provisions of Section 2.11(f) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     (e) In the  event  of the  occurrence  of any of the  events  specified  in
Section 2.11(b) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

     (f) Neither any members of, or participants in, the Depositary (collectively, the "AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

     Section 2.12. LEGENDS.

     (a) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend.

     (b) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and the Registrar and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate Original Principal Amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee and the Registrar shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

     (c) As used in the preceding two paragraphs of this Section 2.12, the term "TRANSFER" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

     Section 2.13. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest, including Contingent Interest and Liquidated Damages, if any, on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for such Security shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 9.03. However, the Company may make such interest payments by check payable to or upon the written order of the Person entitled thereto pursuant to Section 17.03, to the address of such Person as it appears on the Security Register; PROVIDED that payment by wire transfer of immediately available funds will be required with respect to principal of and interest (including Contingent Interest and Liquidated Damages, if any) on all Global Securities and all Securities of the same series of Holders of more than $25,000,000 aggregate Original Principal Amount of such series of Securities that have requested such method of payment and provided wire transfer instructions to the Company or the Paying Agent.

     Any interest (including Contingent Interest and Liquidated Damages, if any) on any Security of which is payable but is not punctually paid or duly provided for on any Interest Payment Date for such Security (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

     (b) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 2.14. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.15. SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities.

                                   Article 3
                           SATISFACTION AND DISCHARGE

     Section 3.01. DISCHARGE OF LIABILITY ON SECURITIES. When (a) the Company delivers to the Trustee or any Paying Agent all outstanding Securities (other than Securities replaced pursuant to Section 2.06 of the Indenture) for cancellation or (b) all outstanding Securities have become due and payable, whether at Stated Maturity, any Redemption Date, any Purchase Date, a
Fundamental Change Purchase Date, or upon conversion or otherwise, and the Company deposits with the Trustee or any Paying Agent Cash or, if expressly permitted by the terms of the Securities, Common Stock sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.06), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 5.07, cease to be of further effect, except for the indemnification of the Trustee, which shall survive such satisfaction and discharge. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the reasonable cost and expense of the Company.

     Section 3.02. REPAYMENT OF MONEYS HELD BY TRUSTEE. Any moneys deposited with the Trustee or any Paying Agent for the payment of the principal of or interest on any Security and not applied but remaining unclaimed by the Holders for two years after the date upon which the payment for such Security shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease.

                                   Article 4
                                    REMEDIES

     Section 4.01. EVENTS OF DEFAULT. "EVENT OF DEFAULT", wherever used herein with respect to a series of Securities, means any one of the following events:

     (a) default in the payment of any interest (including Contingent Interest and Liquidated Damages, if any) upon any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (b) a default in the payment of the Accreted Principal Amount, Redemption Price, Purchase Price or Fundamental Change Purchase Price with respect to any Security of such series when such payment becomes due and payable at Stated Maturity or otherwise pursuant to the terms hereof; or

     (c) following the exercise by the Holder of the right to convert a Security of such series in accordance with Article 11 hereof, the Company (x) fails to deliver the Cash, if any, required to be delivered as part of the applicable Conversion Settlement Distribution pursuant to Section 11.03 or (y) fails to deliver the Common Stock required to be delivered pursuant to Section 11.02 or 11.03, in each case within five calendar days following the applicable date of delivery set forth in Section 11.02 or 11.03; or

     (d) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there as been given, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate Original Principal Amount of such series of Securities then outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

     (e) acceleration of indebtedness of the Company that, in the aggregate, exceeds $25,000,000, and (x) the acceleration is not rescinded or (y) such indebtedness is not paid, in each case within 10 days after there as been given, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate Original Principal Amount of such series of Securities then outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

     (f) the Company fails to give timely notice of the occurrence of any Fundamental Change in accordance with Section 13.01(b), and continuance of such default for a period of five days; or

     (g) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or its debts under any Bankruptcy Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

     (h) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to the Company or its debts under any Bankruptcy Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company.

     Section 4.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     (a) If an Event of Default with respect to a series of Securities (other than an Event of Default specified in Sections 4.01(g) or 4.01(h)) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate Original Principal Amount of such series of Securities at the time outstanding by written notice to the Company and the Trustee, may declare the Accreted Principal Amount of such series of Securities through the date of such declaration, and any accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) through the date of such declaration, on all the Securities of such series to be immediately due and payable. Upon such a declaration, such Accreted Principal Amount, and such accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) shall be due and payable immediately. If an Event of Default specified in Sections 4.01(g) or 4.01(h) occurs and is continuing, the Accreted Principal Amount of such series of Securities, and any accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) on all the Securities of such series to the date of the occurrence of such Event of Default shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

     (b) If the Trustee makes a declaration that the Accreted Principal Amount of any series of the Securities and any accrued or unpaid interest (including Contingent Interest and Liquidated Damages, if any) shall be due and payable immediately pursuant to Section 4.02(a), the Company shall be prohibited from purchasing any Security from any Holder pursuant to Article 12 or Article 13.

     Section 4.03. COLLECTION SUIT BY TRUSTEE. If an Event of Default in payment of interest or principal specified in Section 4.01(a) or (b) occurs and is continuing, subject to Section 4.02 and 4.13 the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of Accreted Principal Amount and interest, if any, remaining unpaid.

     Section 4.04. OTHER REMEDIES. If an Event of Default with respect to a series of the Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of the Accreted Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price or interest (including Contingent Interest and Liquidated Damages, if any) on the Securities of such series or to enforce the performance of any provision of such series of Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of such series of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

     Section 4.05. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, or any of its creditors or property, and unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions.

     Section 4.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order:

          FIRST:  To the payment of all amounts  due the Trustee  under  Section
     5.07;

          SECOND: To the payment of the amounts then due and unpaid for Accreted Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest and Liquidated Damages, if any) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

          THIRD: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct.

     Section 4.07. LIMITATION ON SUITS. No Holder of any series of Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (i) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to such series of the Securities held by that Holder;

          (ii) the Holders of not less than 25% in aggregate Original Principal Amount of such series of the Securities then outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Holder or Holders shall have offered to the Trustee reasonable indemnity satisfactory to it as it may require against the costs, expenses and liabilities to be incurred in compliance with such request;

          (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

          (v) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.12 during such 60-day period by the Holders of a majority in Original Principal Amount of the outstanding Securities of such series;

A. Holder may not use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over any other Holder.

     Section 4.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Accreted Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest and Liquidated Damages, if any) on such Security after the respective due dates expressed in such Security, and to convert the Securities in accordance with Article 11, and to institute suit for the enforcement of any such payment on or after such respective dates, and such rights shall not be impaired without the consent of such Holder.

     Section 4.09. RESTORATION OF RIGHT AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 4.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 4.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any series of Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 4.12. CONTROL BY HOLDERS. The Holders of a majority in aggregate Original Principal Amount of the outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to such series of the Securities; PROVIDED, HOWEVER, that

          (i) such direction shall not be in conflict with any rule of law or with this Indenture,

          (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

          (iii) such direction is not unduly prejudicial to the rights of Holders not taking part in such direction, and

          (iv) such direction would not involve the Trustee in personal liability, as the Trustee, upon being advised by counsel, shall reasonably determine.

     Section 4.13. WAIVER OF PAST DEFAULTS. Before a declaration that the Accreted Principal Amount of any series of the Securities and any accrued or unpaid interest (including Contingent Interest and Liquidated Damages, if any) shall be due and payable immediately is made pursuant to Section 4.02(a), the Holders of at least a majority in aggregate Original Principal Amount of the outstanding Securities of such series may on behalf of the Holders of all the Securities of such series, by notice to the Trustee, waive any past default hereunder with respect to such series of Securities and its consequences, except a Default:

          (i)  that is an Event of  Default  described  in  Section  4.01(a)  or
     Section 4.01(b); or

          (ii) in respect of a covenant or provision hereof which under Article 8 cannot be modified or amended without the consent of the Holder of each outstanding Security of such series. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, and the Company, the Trustee and Holders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 4.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in Original Principal Amount of the outstanding
Securities of any series,  or to any suit  instituted by any Holder  pursuant to
Section 4.08. This Section 4.14 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 4.15. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Accreted Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price or interest (including Contingent Interest and Liquidated Damages, if any) in respect of Securities of any series, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   Article 5
                                   THE TRUSTEE

     Section 5.01. DUTIES OF TRUSTEE. If an Event of Default has occurred and is continuing, the Trustee shall with respect to Securities exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (a) Except during the continuance of an Event of Default:

               (i)  the  Trustee   need  perform  only  those  duties  that  are
          specifically set forth in this Indenture and no others; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, notices or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates, notices and opinions to determine whether or not they conform to the requirements of this Indenture.

          (b) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (a) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.12.

          (c) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

     Section 5.02. RIGHTS OF TRUSTEE. Subject to Section 5.01, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (a) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (b) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (d) The permissive rights of the Trustee enumerated herein shall not be construed as duties.

          (e) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities, unless either (i) a Responsible Office of the Trustee shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by and Holder of the Securities.

     Section 5.03. INDIVIDUAL RIGHTS OF TRUSTEE, ETC. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Section 5.10 and 5.11.

     Section 5.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representations as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

     Section 5.05. NOTICE OF DEFAULTS. If a Default occurs with respect to a series of Securities and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of such series of Securities notice of the Default within 90 days after it occurs. Except in the case of a default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of such Holders.

     Section 5.06.  REPORTS BY TRUSTEE TO HOLDERs.  If required  pursuant to TIA
Section 313(a), the Trustee, within 60 days after each May 15, shall mail to each Securityholder a brief report dated as of May 15 that complies with TIA
Section 313(a). The Trustee also shall comply with the reporting obligations of TIA Section 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange on which the Securities are listed. The Company agrees to notify the Trustee whenever the Securities become listed on any stock exchange.

     Section 5.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company shall indemnify the Trustee against any loss or liability incurred by it in connection with the administration of this trust and its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not pay for any settlement made without its consent. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the Company's payment obligations in this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest, if any, on particular Securities.

     When the Trustee incurs expenses or renders services after an Event of Default specified in 4.01(g) or 4.01(h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     The provisions of this Section 5.07 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

     Section 5.08. REPLACEMENT OF TRUSTEE. The Trustee may resign with respect to the Securities by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the removed Trustee and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

          (a) the Trustee fails to comply with Section 5.10;

          (b) the Trustee is adjudged a bankrupt or an insolvent;

          (c) a receiver or other public officer takes charge of the Trustee or its property; or

          (d) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of trustee for any reason, the Company shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee for the benefit of the series with respect to which it is retiring to the successor Trustee, the resignation or removal of the retiring Trustee shall then become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to that series. A successor Trustee shall mail notice of its succession to each Holder of the Securities.

     If a successor Trustee with respect to the Securities does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee with respect to the Securities fails to comply with Section 5.10, any Holder of Securities of that series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     If there are two or more Trustees at any time under this Indenture, each will be the Trustee of a separate trust held under this Indenture for the benefit of the series of Securities for which it is acting as Trustee and the rights and obligations of each Trustee will be determined as if it were acting under a separate indenture.

     Section 5.09. SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates with, merges or converts into or transfers all or substantially all its corporate trust assets to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 5.10. ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee that satisfies the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), PROVIDED that the question whether the Trustee has a conflicting interest shall be determined as if each series of Securities were separate issues of securities issued under separate indentures.

     Section 5.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   Article 6
                                   [RESERVED]


                                   Article 7
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 7.01. CONSOLIDATIONS AND MERGERS OF COMPANY PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease all of its assets to any Person, unless:

     (a) either (1) the Company shall be the continuing Company in the case of a merger or (2) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all of the assets of the Company shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the Accreted Principal Amount, Redemption Price, Purchase Price or Fundamental Change
Purchase Price with respect to any Security and any interest (including Contingent Interest and Liquidated Damages, if any) on all the Securities of each series and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (b) immediately after giving effect to such transaction, no Default or Event of Default, shall have happened and be continuing; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

     Section 7.02. RIGHTS AND DUTIES OF SUCCESSOR ENTITY. Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 7.01, the successor entity formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor entity which shall theretofore have become such in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   Article 8
                             SUPPLEMENTAL INDENTURES

     Section 8.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for one or more of the following purposes:

          (i) to evidence the succession of another corporation or entity to the Company, or successive successions, under the provisions of Section 7.01 and the assumption by the successor corporation or entity of the covenants, agreements and obligations of the Company under this Indenture and under each series of the Securities;

          (ii) to surrender any of the Company's rights or powers under the Indenture, to add to the Company's covenants further covenants, restrictions, conditions, or provisions for the protection of the Holders of any series of Securities, and to make a default in any of these additional covenants, restrictions, conditions, or provisions a Default or an Event of Default under the Indenture;

          (iii) to cure any ambiguity or to make corrections to any provision herein or to make such other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities;

          (iv) to modify or amend this Indenture to permit the qualification of this Indenture or any supplemental indenture under the TIA as then in effect;

          (v) to add guarantees with respect to any series of the Securities or to secure any series of the Securities;

          (vi) to make any change that does not adversely affect the rights of any Holder; and

          (vii) to evidence and provide for the acceptance of appointment hereunder by a successor or separate Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder.

     Any amendment described in clause (iii) above made solely to conform this Indenture to the final offering memorandum provided to investors in connection with the initial offering of the Securities by the Company will not be deemed to adversely affect the interests of Holders.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder.

     Any  supplemental  indenture  authorized by the  provisions of this Section
8.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the outstanding Securities, notwithstanding any of the provisions of Section 8.02.

     Section 8.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of at least a majority in Original Principal Amount of the outstanding Securities of any series, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture with respect to such series of Securities or of modifying in any manner the rights of the Holders of such series of Securities; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby:

     (a) reduce the percentage in Original Principal Amount of the Securities the consent of whose holders is required for any amendment to this Indenture;

     (b) reduce the rate of or extend the time for payment of regular cash interest (including Contingent Interest and Liquidated Damages) or accretion of principal on any Security or reduce the amount of any interest payment (including Contingent Interest and Liquidated Damages) or accretion of principal on any Security or to alter the manner of calculation of interest or accretion of principal, Contingent Interest or Liquidated Damages payable on any Security;

     (c) reduce the Original Principal Amount of or Accreted Principal Amount of or change the stated maturity of any payment of Accreted Principal Amount of, or any installment of principal of or interest on, any Security;

     (d) reduce the Redemption Price, Purchase Price or Fundamental Change Purchase Price or change the time at which any Security may or shall be redeemed or purchased;

     (e) make any Security payable in a different currency;

     (f) make any change in provisions of this Indenture relating to waivers of defaults or amendments that require unanimous consent;

     (g) change any place of payment where any Security or interest thereon is payable;

     (h) make any change that adversely affects the right of the Holders to convert the Securities under Article 11 of this Indenture or reduces the amount payable upon conversion of the Securities;

     (i) impair the right to bring a lawsuit for the enforcement of any payment on or after the Stated Maturity (or in the case of redemption pursuant to Article 10 hereof or purchase pursuant to Article 12 or Article 13 hereof, on or after the Redemption Date, Purchase Date or Fundamental Change Purchase Date, as the case may be); or

     (j) modify any of the provisions of this Section 8.02, except to increase the percentage in Original Principal Amount of Securities whose holders must consent to an amendment or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected by such modification or waiver.

     Upon the request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 8.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, in addition to the documents required by Section 17.04, and (subject to Section 5.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 8.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 8.05. NOTATION ON OR EXCHANGE OF SECURITIES. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                                   Article 9
                            COVENANTS OF THE COMPANY

     Section 9.01. PAYMENT OF PRINCIPAL AND INTEREST. The Company covenants and agrees that it will duly and punctually pay or cause to be paid all payments in respect of the Securities in accordance with the terms of the Securities and this Indenture. Any amounts to be given to the Trustee or Paying Agent shall be deposited with the Trustee or Paying Agent by 10:00 a.m. New York City time by the Company at the latest on the day such payment is due. Accreted Principal Amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest (including Contingent Interest, if any, and Liquidated Damages, if any) for such Securities, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money or securities, if permitted hereunder, sufficient to pay all such amounts then due.

     Section 9.02. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any default by the Company in performing their covenants in this Article 9. If they do know of such a default, the certificate shall describe the default. The certificate need not comply with Section 17.05.

     Section 9.03. MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain an office or agency of the Trustee, Registrar, Paying Agent, Conversion Agent and transfer agent, where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange, where the Securities may be surrendered for purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served; PROVIDED that, at all times, the Company shall maintain an office or agency of the Paying Agent and transfer agent in the Borough of Manhattan, The City of New York. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. The Corporate Trust Office of the Trustee, shall initially be such office or agency for all of the aforesaid purposes.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations.

     Section 9.04. CALCULATION OF TAX ORIGINAL ISSUE DISCOUNT. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of Tax Original Issue Discount (including daily rates and accrual periods) accrued on each series of Securities as of the end of such year and (ii) such other specific information relating to such Tax Original Issue Discount as may then be reasonably requested by the Trustee and relevant under the Internal Revenue Code of 1986, as amended from time to time or the Treasury Regulations promulgated thereunder.

     Section 9.05. FURTHER INSTRUMENTS AND ACTS. The Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper or as the Trustee may request to carry out more effectively the purposes of this Indenture.

     Section 9.06. NOTICE OF LIQUIDATED DAMAGES.

     (a) As soon as practicable following the first Business Day of an Interest Period for which Liquidated Damages will be payable, the Company shall issue a press release containing this information and publish the information on its website on the World Wide Web.

     (b) On any Interest Payment Date on which Liquidated Damages are payable, the Company shall issue a press release stating the amount of such Liquidated Damages and setting forth the manner in which such amount was calculated, and publish such information on its website on the World Wide Web.

     Section 9.07. CONTINGENT DEBT TREATMENT. The Company agrees, and by acceptance of a beneficial interest in a Security of a series each Holder and any beneficial owner of such Security shall be deemed to agree, to treat, for United States federal income tax purposes, such Securities as debt instruments that are subject to Treasury Regulation Section 1.1275-4 or any successor provision (the "contingent debt regulations") and to be bound (in the absence of an administrative determination or judicial ruling to the contrary) by the Company's determination of the comparable yield and projected payment schedule for such series of Securities within the meaning of the contingent debt regulations, and accordingly shall treat, for United States federal income tax purposes, the fair market value of the Common Stock received upon the conversion of a Security (together with any Cash payment in lieu of fractional shares) or Cash or a combination of Cash and Common Stock in lieu thereof, as a contingent payment on the Security for purposes of Treasury Regulation Section 1.1275-4 or any successor provision. Holders or beneficial owners may obtain the issue price, amount of Tax Original Issue Discount, issue date, yield to maturity, comparable yield and a copy of the projected payment schedule for each series of Securities, determined by the Company pursuant to the contingent debt regulations, by submitting a written request for it to the Company at the following address: DST Systems, Inc., 333 West 11th Street, Kansas City, MO 64105, Attention: DST Corporate Secretary.

     The Company acknowledges and agrees, and by acceptance of a beneficial interest in a Security of a series each Holder and any beneficial owner of such Security shall be deemed to acknowledge and agree, that (i) the comparable yield means the annual yield the Company would pay, as of the issue date, on a noncontingent, nonconvertible, fixed-rate debt instrument with terms and conditions otherwise similar to those of such series of Securities and (ii) the comparable yield and the projected payment schedule that a Holder or beneficial owner may obtain as described above do not constitute a representation by the Company regarding the actual amounts that will be paid on such series of Securities or the value of the Common Stock into which the Securities may be converted.

     Section 9.08. REPORTS BY COMPANY. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the Commission had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a).

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     If at any time while any of the Securities are "restricted securities" within the meaning of Rule 144, the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare and will furnish to any Holder, any beneficial owner of Securities and any prospective purchaser of Securities designated by a Holder or a beneficial owner of Securities, promptly upon request, the information required pursuant to Rule 144A(d)(4) (or any successor thereto) under the Securities Act in connection with the offer, sale or transfer of Securities.

                                   Article 10
                            REDEMPTION OF SECURITIES

     Section 10.01. RIGHT TO REDEEM; NOTICES TO TRUSTEE. The Company, at its option, may redeem either series of the Securities, in whole or from time to time in part, in accordance with the provisions of paragraph 7 of that series of Securities. If the Company elects to redeem Securities of a series in accordance with paragraph 7 of such Securities, it shall notify the Trustee in writing of the Redemption Date, the Original Principal Amount of each series of Securities to be redeemed and the Redemption Price of each series of Securities to be redeemed.

     Section 10.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed pro rata or by lot or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which such series of the Securities are then listed). The Trustee shall make the selection at least 15 days but not more than 60 days before the Redemption Date from the outstanding Securities of such series not previously called for redemption. The Trustee may select for redemption portions of the Original Principal Amount of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in Original Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

     If any Security selected for partial redemption is converted in part before Business Day immediately preceding the Redemption Date, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

     Section 10.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to the Trustee, the Paying Agent and each Holder of Securities to be redeemed.

     (a) The notice shall identify the Securities to be redeemed and shall at a minimum state:

          (i) the Redemption Date for such Securities;

          (ii) the Redemption Price for such Securities;

          (iii) the Conversion Rate for such Securities;

          (iv) the name and address of the Paying Agent and Conversion Agent;

          (v) that Securities called for redemption may be converted at any time before the close of business on the Business Day immediately preceding the Redemption Date;

          (vi) that Holders who want to convert Securities must satisfy the requirements set forth in the applicable provisions of the Securities;

          (vii) whether the Company will deliver Cash, Common Stock or a combination of Cash and Common Stock in the event a Holder converts Securities called for redemption;

          (viii) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (ix) if fewer than all the outstanding Securities of such series are to be redeemed, the certificate number and Original Principal Amounts of the particular Securities to be redeemed;

          (x) that, unless the Company defaults in making payment of such Redemption Price, interest (including Contingent Interest, if any, and Liquidated Damages, if any) on Securities called for redemption will cease to accrue and principal on Securities called for redemption will cease to accrete on and after the Redemption Date; and

          (xi) the CUSIP number of the Securities.

     (b) At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least three Business Days prior to such notice of redemption.

     Section 10.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

     Section 10.05. DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 a.m., New York City time on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article 11. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

     Section 10.06. SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Original Principal Amount to the unredeemed portion of the Security surrendered.

                                   Article 11
                                   CONVERSION

     Section 11.01. RIGHT TO CONVERT.

     (a) Subject to and upon compliance with the provisions of this Indenture and paragraph 10 of the relevant Securities the Holder of any Security shall have the right, at such Holder's option, to convert such Security, or any portion of such Security with an Original Principal Amount that is a multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate for such Security in effect at such time, by surrender of the Security so to be converted in whole or in part, together with any required funds, only under the circumstances described in this Section 11.01 and in the manner provided in Section 11.02.

     Notwithstanding any other provision of the Securities or this Indenture, all Holders' rights with respect to conversion of the Securities and the Company's obligation to deliver shares of Common Stock at the Conversion Rate upon such conversion (the "CONVERSION OBLIGATION"), are subject, in their entirety, to the Company's right, in its sole and absolute discretion, to elect to satisfy such Conversion Obligation in any manner permitted pursuant to
Section 11.03.

     (b) Securities of any series may be surrendered for conversion into shares of Common Stock in integral multiples of $1,000 Original Principal Amount of such series of Securities during any calendar quarter commencing after September 30, 2003 (and only during such calendar quarter), if the Last Reported Sale Price of the Common Stock for at least 20 Trading Days during the period of 30 consecutive Trading Days ending on the last Trading Day of the previous calendar quarter is greater than or equal to 120% of the Conversion Price for such series of Securities as of the last day of such previous calendar quarter.

     The Company shall notify the Trustee in writing on or prior to the fifth Business Day following the first day of each calendar quarter (commencing after September 30, 2003) whether the condition to conversion set forth in this
Section 11.01(b) shall have been satisfied with respect to such calendar quarter.

     (c) Securities of any series may be surrendered for conversion into shares of Common Stock in integral multiples of $1,000 Original Principal Amount of such series of Securities at any time during the five Business Day period after any five consecutive Trading Day period in which the Trading Price of such series of Securities for each day of such five Trading Day period would be less than 95% of the product of the Last Reported Sale Price and the Conversion Rate for such series of Securities as of such Trading Day; PROVIDED, that a Holder may not convert Securities of a series in reliance on this Section 11.01(c) after August 15, 2018 if on any Trading Day during such five consecutive Trading Day period the Last Reported Sale Price of the Common Stock is between 100% and 120% of the Conversion Price for such series of Securities.

     In connection with any conversion pursuant to this Section 11.01(c), the Trustee shall not have any obligation to determine the Trading Price of the Securities of a series unless the Company has requested such determination in writing and the Company shall have no obligation to make such request unless a Holder provides the Company with reasonable evidence that the Trading Price of such series of Securities be less than 95% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate for such series of Securities. At such time, the Company shall instruct the Trustee to obtain the Trading Price of such series of Securities beginning on the next Trading Day and on each successive Trading Day until the Trading Price is greater than or equal to 95% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate for such series of Securities as of such Trading Day.

     (d) Any Securities called for redemption under Article 10 hereof may be surrendered for conversion into shares of Common Stock in integral multiples of $1,000 Original Principal Amount at any time prior to the close of business on the Business Day immediately preceding the Redemption Date, even if the Securities are not otherwise convertible at such time.

     (e) Securities may be surrendered for conversion into shares of Common Stock in integral multiples of $1,000 Original Principal Amount

          (i) if the Company elects to distribute to all holders of Common Stock

               (A) rights or warrants entitling them to purchase, for a period expiring within 60 days of the date of such distribution, Common Stock at less than the Market Price on the record date for such distribution or

               (B) assets, debt securities or rights to purchase the Company's securities, which distribution has a per share value as determined by the Board of Directors exceeding 10% of the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution beginning on the date that the Company gives notice to the Holders of such right, which shall not be less than 20 days prior to the Ex-Dividend Date for such distribution, and Securities may be surrendered for conversion at any time thereafter until the earlier of close of business on the Business Day prior to the Ex-Dividend Date and the date the Company announces that such dividend or distribution will not take place; PROVIDED that Holders shall not have the right to surrender Securities of a series for conversion pursuant to this Section 11.01(e)(i) if they will otherwise participate in the distribution described above without first converting Securities of such series into Common Stock; or

          (ii) if the Company is a party to a consolidation, merger or binding share exchange pursuant to which shares of Common Stock would be converted into cash, securities or other property as set forth in Section 11.10(ii), at any time from and after the date that is 15 days prior to the anticipated effective date of the transaction until 15 days after the actual effective date of such transaction (or, if such transaction constitutes a Fundamental Change, until the applicable Fundamental Change Purchase Date) and, at the effective time of the transaction, the right to convert a Security into shares of Common Stock shall be changed into a right to convert such Security into the kind and amount of cash, securities or other property of the Company or another person that the Holder would have received if the Holder had converted such Security immediately prior to the transaction as set forth in Section 11.10.

     Section 11.02. CONVERSION PROCEDURES. To convert a Security of any series, a Holder must (a) duly complete and manually sign the Notice of Conversion or a facsimile of the Notice of Conversion on the back of the Securities of such series, in the form included in Exhibits A-1 and A-2 hereto (the "NOTICE OF CONVERSION") and deliver such notice to the Conversion Agent, (b) surrender the Security to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, (d) pay all transfer or similar taxes, if required and (e) if required, pay funds equal to the interest (including Contingent Interest, if any) payable on the next Interest Payment Date. To convert a beneficial interest in the Security, the holder thereof must comply with clauses (c) through (e) of the preceding sentence and comply with the Depositary's procedures for conversion. The date on which the Holder satisfies all of those requirements is the "CONVERSION DATE."

     Subject to the next succeeding sentence, the Company will, on the applicable Conversion Settlement Date, (i) pay the Cash component (including Cash in lieu of any fraction of a share to which such Holder would otherwise be entitled), if any, of the Conversion Settlement Distribution determined pursuant to Section 11.03 to the Holder of a Security surrendered for conversion, or such Holder's nominee or nominees, and (ii) issue, or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder's nominee or nominees, certificates for the number of full shares of Common Stock, if any, to which such Holder shall be entitled as part of such Conversion Settlement Distribution.

     The Person in whose name the Common Stock certificate is registered shall be deemed to be a shareholder of record at the close of business on the applicable Conversion Settlement Date; PROVIDED HOWEVER, that if any such date is a date when the stock transfer books of the Company are closed, such Person shall be deemed a shareholder of record as of the next date on which the stock transfer books of the Company are open.

     No payment or adjustment shall be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article. On conversion of a Security, except for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the open of business on such Interest Payment Date, in which case the Holder on such Regular Record Date shall receive the interest payable on such Interest Payment Date, that portion of accrued and unpaid interest, including Contingent Interest, if any, and any accretion of principal on the converted Security attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the Cash payment, if any, in lieu of fractional shares), or Cash or a combination of Cash and Common Stock in lieu thereof, in exchange for the Security being converted pursuant to the provisions hereof, and the fair market value of such shares of Common Stock (together with any such Cash payment in lieu of fractional shares), or Cash or a combination of Cash and Common Stock in lieu thereof, shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid interest (including Contingent Interest, if any) accrued through the Conversion Date and the balance, if any, of such fair market value of such Common Stock (and any such Cash payment), or Cash or a combination of Cash and Common Stock in lieu thereof, shall be treated as issued in exchange for the Accreted Principal Amount of the Security being converted pursuant to the provisions hereof.

     If a Holder converts more than one Security of a series at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate Original Principal Amount of such series of Securities converted.

     Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security of the same series equal in Original Principal Amount to the Original Principal Amount of the unconverted portion of the Security surrendered.

     Securities of a series or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the open of business on such Interest Payment Date shall be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date with respect to the Original Principal Amount of Securities of such series or portions thereof being surrendered for conversion; PROVIDED that no such payment need be made (1) if the Company has specified a Redemption Date for such series of Securities that occurs during the period from the close of business on a Regular Record Date to the open of business on the Interest Payment Date to which such Regular Record Date relates, (2) if the Company has specified a Fundamental Change Purchase Date for such series of Securities during such period, (3) with respect to any Liquidated Damages payable on such Interest
Payment Date or (4) if any overdue interest or overdue Contingent Interest exists on the Conversion Date with respect to the series of Securities converted, to the extent of such overdue interest.

     Section 11.03. PAYMENT OF CASH IN LIEU OF COMMON STOCK.

     (a) If a Holder elects to convert all or any portion of a Security of a series into shares of Common Stock as set forth in Section 11.01 and the Company receives such Holder's Notice of Conversion on or prior to the day that is 20 days prior to the Stated Maturity, or with respect to Securities called for redemption pursuant to Section 10.01, the applicable Redemption Date (the "FINAL NOTICE DATE"), the Company may choose to satisfy all or any portion of the Conversion Obligation in Cash by notifying such Holder through the Trustee of the dollar amount to be satisfied in Cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following the Company's receipt of the Notice of Conversion (such period, the "CASH SETTLEMENT NOTICE PERIOD"). If the Company elects to pay Cash for any portion of the shares otherwise issuable to the Holder, the Holder may retract the Notice of Conversion at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (the "CONVERSION RETRACTION PERIOD"). If no such election is made, no such retraction can be made (and a Notice of Conversion shall be irrevocable). With respect to any Notice of Conversion received by the Company prior to the Final Notice Date, the "CONVERSION SETTLEMENT DISTRIBUTION" for any Security subject to such Notice of Conversion shall consist of Cash, Common Stock or a combination thereof, as selected by the Company as set forth below:

          (i) if the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Conversion Settlement Distribution shall be a number of shares equal to (1) the aggregate Original Principal Amount of the Securities to be converted divided by 1,000, multiplied by (2) the Conversion Rate, plus Cash for any fractional shares pursuant to Section 11.04; PROVIDED THAT, if on the date a Holder submits the Notice of Conversion with respect to Transfer Restricted Securities there exists a Registration Default affecting the Common Stock, for purposes of this
     Section 11.03(a)(i) and Section 11.03(a)(iii), the Conversion Rate shall be multiplied by 1.03;

          (ii) if the Company elects to satisfy the entire Conversion Obligation in Cash, the Conversion Settlement Distribution shall be Cash in an amount equal to the product of:

               (A) a number equal to the product of (x) the aggregate Original Principal Amount of Securities to be converted divided by 1,000 multiplied by (y) the Conversion Rate, and

               (B) the average of the Last Reported Sale Prices of the Common Stock for the 10 Trading Days beginning on the Trading Day immediately following the final day of the Conversion Retraction Period (the "CASH SETTLEMENT AVERAGING PERIOD"); and

          (iii) if the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in Cash, the Conversion Settlement Distribution shall consist of such cash amount ("CASH AMOUNT") and a number of shares equal to the greater of (1) zero and (2) the excess, if any, of the number of shares calculated as set forth in clause (i) above over the number of shares equal to the sum, for each day of the Cash Settlement Averaging Period, of (x) 10% of the Cash Amount, divided by (y) the Last Reported Sale Price of the Common Stock on such day, plus Cash for any fractional shares pursuant to Section 11.04.

     (b) At any time on or before any Final Notice Date, the Company will notify the Trustee in writing whether it intends to satisfy all or any portion of the Conversion Obligation with respect to conversions of Securities for which the Company receives a Notice of Conversion after such Final Notice Date and the dollar amount to be satisfied in Cash (which must be expressed either as 100% or as a fixed dollar amount). In such case, the applicable Conversion Settlement Distribution will be computed in the same manner as set forth in clause (a) above except that the Cash Settlement Averaging Period shall be the 10 Trading Days beginning on the first Trading Day following the Company's receipt of the Notice of Conversion, or in the event that the Company receives a Notice of Conversion on the Business Day prior to the Stated Maturity, the 10 Trading Days beginning on the first Trading Day after the Stated Maturity.

     Section 11.04. FRACTIONAL SHARES. The Company shall not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver Cash for the current market value of the fractional share. The current market value of a fractional share of Common Stock shall be determined, to the nearest 1/1,000th of a share, by multiplying the Last Reported Sale Price of a full share of Common Stock on the Trading Day immediately preceding the Conversion Date by the fractional amount and rounding the product to the nearest whole cent.

     Section 11.05. TAXES ON CONVERSION. If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer taxes due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

     Section 11.06. RESERVATION OF SHARES, SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK.

     (a) The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

     (b) Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of any series of Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

     (c) (i) The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

          (ii) The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Securities and Exchange Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

     (d) The Company further covenants that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Securities; PROVIDED, HOWEVER, that, if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Securities into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Securities in accordance with the requirements of such exchange or automated quotation system at such time.

     Section 11.07. ADJUSTMENT OF CONVERSION RATE. The Conversion Rate for any series of Securities shall be adjusted from time to time by the Company as follows:

     (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate for a series of Securities shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

          (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

          (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 11.07(a) is declared but not so paid or made, the Conversion Rate for such series of Securities shall again be adjusted to the Conversion Rate for such series of Securities that would then be in effect if such dividend or distribution had not been declared.

     (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 60 days after the date of issuance of such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price as of the record date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Rate for a series of Securities shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate for such series of Securities in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

          (i) the numerator of which shall be the number of shares of Common Stock outstanding on the record date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

          (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the record date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at a price equal to the Market Price as of the date immediately preceding the record date fixed for determination of stockholders entitled to receive such rights or warrants.

     Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate for such series of Securities shall be readjusted to the Conversion Rate for such series of Securities that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate for such series of Securities shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the Market Price as of the record date fixed for determination of stockholders entitled to receive such rights or warrants, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

     (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate for each series of Securities in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate for each series of Securities in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock assets, debt securities, shares of any class of capital stock of the Company or rights or warrants to purchase any securities of the Company excluding (x) any dividend or distribution or issuance referred to in Section 11.07(a), (b) or (g) and (y) any dividend or distribution paid exclusively in cash (any of the foregoing hereinafter in this Section 11.07(d) called the "DISTRIBUTED ASSETS OR SECURITIES"), then, in each such case, the Conversion Rate for a series of Securities shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate for such series of Securities in effect on the Record Date with respect to such distribution by a fraction,

          (i) the numerator of which shall be the Current Market Price on such Record Date plus the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Distributed Assets or Securities so distributed applicable to one share of Common Stock; and

          (ii) the denominator of which shall be the Current Market Price on such Record Date,

such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; PROVIDED that if the difference between the Current Market Price on the Record Date and the then Fair Market Value (as so determined) of the portion of the Distributed Assets or Securities so distributed applicable to one share of Common Stock is less than $1.00, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distributed Assets or Securities such holder would have received had such holder converted each Security on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate for such series of Securities shall again be adjusted to be the Conversion Rate for such series of Securities that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 11.07(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

     Rights or warrants distributed by the Company to all holders of Common Stock (including, without limitation, Rights issued pursuant to any Rights Agreement) entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 11.07 (and no adjustment to the Conversion Rate of any Securities under this Section 11.07 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate of any series of Securities shall be made under this Section 11.07(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate for such series of Securities under this Section 11.07 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate for such series of Securities shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, the Conversion Rate for such series of Securities shall be readjusted as if such expired or terminated rights and warrants had not been issued.

     For purposes of this Section 11.07(d) and Section 11.07(a) and (b), any dividend or distribution to which this Section 11.07(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock described in Section 11.07(b) (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of assets, debt securities or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 11.07(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 11.07(a) and 11.07(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 11.07(a) and 11.07(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 11.07(a).

     (e) In case the Company shall, by dividend or otherwise, make distributions consisting exclusively of cash to all holders of its Common Stock, excluding any Cash Dividend on the Common Stock to the extent that the aggregate Cash Dividends per share of Common Stock in any quarter does not exceed $0.0025 (the "DIVIDEND THRESHOLD AMOUNT") then, in such case, the Conversion Rate for a series of Securities shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate for such series of Securities in effect immediately prior to the close of business on such record date by a fraction,

          (i) the numerator of which shall be the Current Market Price on such record date plus the amount of cash so distributed applicable to one share of Common Stock; and

          (ii) the denominator of which shall be the Current Market Price on such record date,

such adjustment to be effective immediately prior to the opening of business on the day following the record date; PROVIDED that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Security on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate for such series of Securities shall again be adjusted to be the Conversion Rate for such series of Securities that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 11.07(e) as a result of a distribution that is a Cash Dividend, such adjustment shall be based upon the amount by which such distribution exceeds the Dividend Threshold Amount. If an adjustment is required to be made as set forth in this Section 11.07(e) above as a result of a distribution that is not a Cash Dividend, such adjustment shall be based upon the full amount of the distribution.

     (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Last Reported Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate for a series of Securities shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate for such series of Securities in effect immediately prior to the Expiration Time by a fraction,

          (i) the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Last Reported Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

          (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any Purchased Shares) at the Expiration Time multiplied by the Last Reported Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate for such series of Securities shall again be adjusted to be the Conversion Rate for such series of Securities that would then be in effect if such tender or exchange offer had not been made.

     (g) If the Company pays a dividend or makes a distribution to all holders of its Common Stock consisting of capital stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, the Conversion Rate for a series of Securities shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate for such series of Securities in effect on the Record Date with respect to such distribution by a fraction,

          (i) the numerator of which shall be the sum of (A) the average of the Last Reported Sale Prices of the Common Stock for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date for such dividend or distribution PLUS (B) the Fair Market Value of the securities distributed in respect of each share of Common Stock for which this Section 11.07(g) applies and shall equal the number of securities distributed in respect of each share of Common Stock multiplied by the average of the closing sale prices of those securities distributed for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and

          (ii) the denominator of which shall be the average of the Last Reported Sale Prices of the Common Stock for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date, such adjustment to become effective immediately prior to the opening of business on the day following fifteenth Trading Day after the Ex-Dividend Date; PROVIDED that if (x) the average of the Last Reported Sale Prices of the Common Stock for the 10 Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date MINUS (y) the Fair Market Value of the securities distributed in respect of each share of Common Stock for which this Section 11.07(g) applies (as calculated in Section 11.07(g)(i)(B) above) is less than $1.00, then the adjustment provided by for by this Section 11.07(g) shall not be made and in lieu thereof the provisions of Section 11.10 shall apply to such distribution.

     (h) Notwithstanding anything to the contrary, in the event of an adjustment to the Conversion Rate for any series of Securities pursuant to Section 11.07(d), (e), (f) or (g), in no event with the Conversion Rate for any series of Securities exceed 28.5225 (the "MAXIMUM CONVERSION RATE"). The Maximum Conversion Rate is subject to the same proportional adjustments made to the Conversion Rate pursuant to Section 11.07(a), (b) or (c).

     (i) If any adjustment or readjustment is made to the Conversion Rate pursuant to this Section 11.07 (other than any adjustment pursuant to Section 11.07(e)), the same proportional adjustment shall be made to the Dividend
Threshold Amount; PROVIDED THAT, (x) in the event the Conversion Rate is increased (other than pursuant to Section 11.07(e)), the Dividend Threshold Amount shall be proportionally decreased, and (y) in the event the Conversion Rate is decreased (other than pursuant to Section 11.07(e)), the Dividend Threshold Amount shall be proportionally increased.

     (j) For purposes of this Section 11.07, the following terms shall have the meaning indicated:

          (i) "CURRENT MARKET PRICE" shall mean, for purposes of any dividend or distribution requiring adjustment under Section 11.07(d) or Section 11.07(e), the average of the daily Last Reported Sale Prices per share of Common Stock for the 10 consecutive Trading Days beginning on the Ex-Dividend Date for such dividend or distribution.

     If another dividend or distribution to which Section 11.07 applies occurs during the period applicable for calculating "CURRENT MARKET PRICE" pursuant to the definition in the preceding paragraph, "CURRENT MARKET PRICE" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Last Reported Sale Price of the Common Stock during such period.

          (ii) "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

          (iii) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

     (k) The Company may make such increases in the Conversion Rate for any series of Securities in addition to those required by Section 11.07(a), (b),
(c), (d), (e), (f) or (g) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate for any series of Securities by any amount for any period of time if the period is at least 20 Business Days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate for a series of Securities is increased pursuant to the preceding sentence, the Company shall mail to Holders a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

     (l) No adjustment in the Conversion Rate for any series of Securities shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; PROVIDED that any adjustments that by reason of this Section 11.07(l) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 11 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. To the extent the Securities of a series become convertible into cash, assets or property, subject to Section 11.10, no adjustment need be made thereafter as to the cash, assets or property. Interest will not accrue on any cash into which the Securities are convertible.

     (m) Whenever the Conversion Rate for a series of Securities is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate for such series of Securities after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee or Conversion Agent shall have received such Officers' Certificate, the Trustee or Conversion Agent, as the case may be, shall not be deemed to have knowledge of any adjustment of the Conversion Rate for such series of Securities and may assume that the last Conversion Rate for such series of Securities of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate for such series of Securities setting forth the adjusted Conversion Rate for such series of Securities and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate for such series of Securities to the Holder of each Security of such series at his last address appearing on the Security Register within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

     (n) In any case in which this Section 11.07 provides that an adjustment shall become effective immediately after (1) a record date or Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 11.07(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 11.07(b), or (4) the Expiration Time for any tender or exchange offer pursuant to Section 11.07(f) (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Security converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion, or Cash in lieu thereof, by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion, or Cash in lieu thereof, before giving effect to such adjustment and (y) paying to such holder any amount in Cash in lieu of any fraction pursuant to Section 11.04. For purposes of this Section 11.07(n), the term "ADJUSTMENT EVENT" shall mean:

          (i) in any case referred to in clause (1) hereof, the occurrence of such event,

          (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

          (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

          (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

     (o) For purposes of this Section 11.07, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company, unless such treasury shares participate in any distribution or dividend that requires an adjustment pursuant to this Section 11.07, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

     Section 11.08. WHEN NO ADJUSTMENT REQUIRED. No adjustment to the Conversion Rate for any series of Securities need be made:

     (a) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan;

     (b) upon the issuance of any shares of Common Stock or options or rights to purchase or acquire those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries;

     (c) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in paragraph (b) above and outstanding as of the date of this Indenture;

     (d) for a change in the par value or no par value of the Common Stock; or

     (e) for accrued and unpaid interest (including Contingent Interest, if any, or Liquidated Damages, if any) or accretion on the principal amount of the Securities.

     Section 11.09. NOTICE OF CERTAIN TRANSACTIONS. In the event that:

          (i) the Company takes any action which would require an adjustment in the Conversion Rate;

          (ii) the Company takes any action that requires a supplemental indenture pursuant to Section 11.10; or

          (iii) there is a dissolution or liquidation of the Company;

the Company shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least fifteen days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this Section 11.09.

     Section 11.10. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON CONVERSION PRIVILEGE. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 11.07(c) applies), (ii) any consolidation, merger, binding share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or transfer of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture) providing that each Security shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, binding share exchange combination, sale or transfer by a holder of a number of shares of Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, binding share exchange, sale or transfer assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or transfer (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this
Section 11.10 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or transfer for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 11.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Securities, at its address appearing on the Security Register, within 20 days after execution thereof and shall issue a press release containing such information and publish such information on its website on the World Wide Web. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 11.10 applies to any event or occurrence, Section 11.07 shall not apply.

     Section 11.11. TRUSTEE'S DISCLAIMER. The Trustee shall have no duty to determine when an adjustment under this Article should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 11.07(m). The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article.

     The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 11.10, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 11.07(m).

     Section 11.12. RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON CONVERSION. Each share of Common Stock issued upon conversion of Securities pursuant to this Article 11 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "RIGHTS"), if any, that shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time (in each case, a "RIGHTS AGREEMENT"). Provided that such Rights Agreement requires that each share of Common Stock issued upon conversion of Securities at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 11, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of Rights, but an adjustment to the Conversion Rate shall be made pursuant to Section 11.07(d) upon the separation of the Rights from the Common Stock.

     Section 11.13. COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors must make pursuant to Sections 11.02, 11.03, 11.04, 11.07 or 11.10 shall be conclusive.

                                   Article 12
                          PURCHASE AT OPTION OF HOLDERS

     Section 12.01. RIGHT TO REQUIRE PURCHASE.

     (a) Subject to Section 4.02(b), each Holder has the right to require the Company, at the option of the Holder thereof pursuant to paragraph 9 of the relevant Securities, to purchase all or a portion of the Securities held by such Holder, in the case of Series A Debentures on August 15, 2010, 2015 and 2020
and, in the case of Series B Debentures, on August 15, 2008, 2013 and 2018 (each, a "PURCHASE DATE").

     (b) Not later than 20 Business Days prior to each Purchase Date, the Company shall give notice to each Holder at its address set forth in the Security Register, to the Trustee and to the Paying Agent, that shall briefly state, as applicable:

          (i) the date by which the Purchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the purchase right;

          (ii) the Purchase Date;

          (iii) the Purchase Price;

          (iv) whether the Purchase Price will be paid in Cash or, if permitted hereunder, in shares of Common Stock, or in a combination thereof and, in the case of a combination, the percentage of each;

          (v) if the Company elects to pay the Purchase Price in shares of Common Stock or a combination of Cash and shares of Common Stock, that the number of shares of Common Stock each Holder will receive will equal the portion of the Purchase Price to be paid in shares of Common Stock divided by 97.5% of the Market Price of one share of Common Stock measured as of the third Business Day immediately preceding the Purchase Date;

          (vi) if the Company elects to pay the Purchase Price in shares of Common Stock or in a combination of Cash and shares of Common Stock, the method of calculating the Market Price of the shares of Common Stock;

          (vii) the name and  address  of the  Paying  Agent and the  Conversion
     Agent;

          (viii) the Conversion Rate and any adjustments thereto;

          (ix) that the Securities as to which a Purchase Notice has been given may be converted if they are otherwise convertible pursuant to Article 11 only if the Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (x) that the Securities must be surrendered to the Paying Agent to collect payment;

          (xi) that the Purchase Price for any Security as to which a Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security;

          (xii) the procedures set forth in Section 12.02 that each Holder must follow to exercise its purchase right;

          (xiii) the procedures for withdrawing a Purchase Notice, including a form of notice of withdrawal;

          (xiv) that, unless the Company defaults in making payment of such Purchase Price, interest and Contingent Interest, if any, and Liquidated Damages, if any, on Securities surrendered for purchase by the Company will cease to accrue on and after the Purchase Date; and

          (xv) the CUSIP number of the Securities.

     If any of the Securities is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Securities.

     In connection with provided such notice, the Company shall issue a press release and publish a notice containing this information in a newspaper of general circulation in The City of New York or publish the information on its website on the World Wide Web or through such other public medium as it may use at that time.

     Section 12.02. PURCHASE PROCEDURES. The Company shall purchase such Securities at a Purchase Price equal to the Accreted Principal Amount for such series of Securities, plus accrued and unpaid interest for such series of Securities (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date (the "PURCHASE PRICE") upon:

     (a) delivery to the Paying Agent by the Holder of a written notice of purchase (which shall be in substantially the form included in Exhibits A-1 and A-2 hereto, as applicable, and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "PURCHASE NOTICE") to any Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Purchase Date for such series of Securities; PROVIDED that, if a Holder of any Security fails to indicate in such Purchase Notice its election to withdraw such Purchase Notice or receive Cash in the event that the Company elects, pursuant to Section 12.03, to pay the Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be paid to such Holder entirely in Cash because any of the conditions to payment of the Purchase Price in shares of Common Stock is not satisfied prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as set forth in Section 12.03, such Holder shall be deemed to have elected to receive Cash; and

     (b) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; PROVIDED, HOWEVER, that such Purchase Price shall be so paid pursuant to this Article only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

     The Company shall purchase from the Holder thereof, pursuant to this Article, a portion of a Security if the Original Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this Article shall be consummated by the payment of the Purchase Price to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security as set forth in Section 12.05.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 12.02 shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Business Day immediately preceding the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 12.04.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

     Anything herein to the contrary notwithstanding, in the case of Global Securities, any Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

     Section 12.03. THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF THE PURCHASE PRICE.

     (a) If the Securities are to be purchased, pursuant to Section 12.01, on August 15, 2010, in the case of Series A Debentures, and on August 15, 2008, in the case of Series B Debentures, the Purchase Price must be paid in Cash. If the Securities to be purchased, pursuant to Section 12.01, on August 15, 2015 or August 15, 2020, in the case of Series A Debentures, and on August 15, 2013 or August 15, 2018, in the case of Series B Debentures, the Purchase Price may be paid for at the election of the Company, in Cash or shares of Common Stock, or in any combination of Cash and shares of Common Stock, subject to the conditions set forth in Section 12.03(b). For each Purchase Date, the Company shall designate, in the notice of purchase right delivered pursuant to Section 12.03(b), whether the Company will purchase the Securities for Cash or, if permitted hereunder, shares of Common Stock, or, if a combination thereof, the percentages of the Purchase Price in respect of which it will pay in Cash or shares of Common Stock; provided, HOWEVER, that the Company will pay Cash for fractional interests in a share of Common Stock. Each Holder whose Securities are purchased pursuant to Section 12.01 shall receive the same percentage of Cash or, if permitted hereunder, shares of Common Stock in payment of the Purchase Price for such Securities on such Purchase Date, (i) except as provided in this Section 12.03(a) with regard to the payment of Cash in lieu of fractional shares of Common Stock, (ii) in the event that the Company is unable to purchase the Securities of the Holder or Holders for shares of Common Stock because any necessary qualifications or registration of the shares of Common Stock under applicable securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for Cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid on any Purchase Date once the Company has given its notice of purchase right to Holders except in the event of a failure to satisfy, prior to 5:00 p.m., New York City time, on the Business Day immediately preceding such Purchase Date, any condition to the payment of the Purchase Price for such Purchase Date in whole or in part, in shares of Common Stock.

     (b) If the Company elects to pay all or a portion of the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 12.02(a) has been given in shares of Common Stock, the number of shares of Common Stock to be issued shall be equal to the portion of such Purchase Price to be paid in shares of Common Stock divided by 97.5% of the Market Price of one share of Common Stock measured as of the third Business Day immediately preceding the Purchase Date, subject to satisfaction of the conditions set forth in the second succeeding paragraph.

     The Company will not issue any fraction of a share of Common Stock in payment of the Purchase Price. Instead, the Company will make a Cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Market Price of one share of Common Stock. If a Holder elects to have more than one Security purchased on any Purchase Date, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased on such Purchase Date.

     The Company's right to exercise its election to purchase Securities through the issuance of shares of Common Stock shall be conditioned upon:

          (i) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, in each case, if required;

          (ii) any qualification or registration of such shares of Common Stock under applicable state securities laws, if necessary, or the availability of an exemption from such qualification and registration;

          (iii) the listing of such shares of Common Stock on a United States national securities exchange or the quotation of such shares of Common Stock in an inter-dealer quotation system of any registered United States national securities association;

          (iv) the publication of the information necessary to calculate the Market Price in a daily newspaper of national circulation;

          (v) the receipt by the Trustee of an  Officers'  Certificate  stating:
     (A) that the terms of the issuance of the shares of Common Stock are in conformity with this Indenture; (B) that the shares of Common Stock to be issued in payment of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of Securities, will be validly issued, fully paid, non-assessable and free from preemptive rights; (C) that the conditions above, the conditions in clauses (i)-(iv) above and the condition set forth in the second succeeding sentence regarding issuance of a press release have been satisfied in all material respects; and (D) the number of shares of Common Stock to be issued for each $1,000 Original Principal Amount of Securities and the Last Reported Sale Price of a share of Common Stock on each Trading Day during the period commencing on the first Trading Day of the period during which the Market Price is calculated and ending on the Trading Day immediately preceding the Purchase Date; and

          (vi) the receipt by the Trustee of an Opinion of Counsel stating that:
     (A) the shares of Common Stock to be issued in payment of the Purchase Price in respect of Securities have been duly authorized, and when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights; and (B) the conditions in clauses (i) through (iii) above have been satisfied in all material respects.

     If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, and the Company has elected to purchase the Securities pursuant to this Section 12.03 through the issuance of Common Stock, the Company shall pay the entire Purchase Price of the Securities of such Holder or Holders in Cash.

     Upon determination of the actual number of shares of Common Stock to be issued upon purchase of Securities, the Company shall be required to disseminate a press release through a public medium as is customary for such a press release.

     (c) All shares of Common Stock delivered upon purchase of the Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

     (d) If a Holder of a purchased Security is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing contained herein shall preclude any income tax withholding required by law or regulations.

     Section 12.04. EFFECT OF PURCHASE NOTICE. Upon receipt by the Paying Agent of the Purchase Notice specified in Section 12.02(a), the Holder of the Security in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price with respect to such Security. Such Purchase Price shall be paid to such Holder, subject to receipt of Cash and/or Common Stock by the Paying Agent, promptly following the later of (x) the Purchase Date with respect to such Security (provided the conditions in Section
12.02 have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 12.02. Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article 11 hereof on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

     A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the applicable Purchase Date specifying:

          (i) the series of the Securities in respect of which such notice of withdrawal is being submitted;

          (ii) if certificated Securities have been issued, the certificate number of the Security in respect of which such notice of withdrawal is being submitted, or if not, such information as may be required under appropriate procedures of the Depositary;

          (iii) the Original Principal Amount, in integral multiples of $1,000, of the series of Securities with respect to which such notice of withdrawal is being submitted; and

          (iv) the Original Principal Amount, if any, of such series of Securities that remain subject to the original Purchase Notice and have been or will be delivered for purchase by the Company.

     The Paying Agent will promptly return to the respective Holders thereof any Securities with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture, in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     Section 12.05. DEPOSIT OF PURCHASE PRICE. Prior to 10:00 a.m. (New York City time) on the Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent an amount of Cash (in immediately available funds if deposited on such Purchase Date) and/or a number of shares of Common Stock sufficient to pay the aggregate Purchase Price of all of the Securities or portions thereof which are to be purchased as of the Purchase Date. The manner in which the deposit required by this Section 12.05 is made by the Company shall be at the option of the Company, PROVIDED, HOWEVER, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the date of deposit.

     If a Paying Agent holds, in accordance with the terms hereof, Cash and/or Common Stock sufficient to pay the Purchase Price of any Security for which a Purchase Notice has been tendered and not withdrawn in accordance with this Indenture on the Purchase Date then, immediately after such Purchase Date, such Security will cease to be outstanding, interest (including Contingent Interest and Liquidated Damages, if any) will cease to accrue and principal shall cease to accrete and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Purchase Price as aforesaid). The Company shall publicly announce the Original Principal Amount of Securities of such series purchased on such Purchase Date on or as soon as practicable after such Purchase Date.

     Section 12.06. SECURITIES PURCHASED IN PART. Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company, the Paying Agent or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Paying Agent or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee, shall authenticate and deliver to the Holder of such Security, without service charge except for any taxes to be paid by the Holder in the event a Security is registered under a new name, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Original Principal Amount equal to, and in exchange for, the portion of the Original Principal Amount of the Security so surrendered that is not purchased.

     Section 12.07. REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company, upon written request, any Cash and/or Common Stock that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the Purchase Price, PROVIDED, HOWEVER, that to the extent that the aggregate amount of Cash or Common Stock deposited by the Company pursuant to Section 12.05 exceeds the aggregate Purchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date, then on the Business Day following the Purchase Date, the Trustee or the Paying Agent, as applicable, shall return any such excess to the Company. Thereafter, any Holder entitled to payment must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another Person.

     Section 12.08. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. When complying with the provisions of Section 12.01 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

     (a) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act;

     (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act; and

     (c) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under this Article 12 to be exercised in the time and in the manner specified therein.

     To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Article 12, the Company's compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under this Article 12.

                                   Article 13
             PURCHASE AT OPTION OF HOLDER UPON A FUNDAMENTAL CHANGE

     Section 13.01. RIGHT TO REQUIRE PURCHASE.

     (a) Subject to Section 4.02(b), if at any time prior to Stated Maturity that Securities remain outstanding there shall occur a Fundamental Change, Securities of a series shall be purchased by the Company in integral multiples of $1,000 Original Principal Amount at the option of the Holders thereof as of the date specified by the Company for such series of Securities that is not less than 20 Business Days nor more than 35 Business Days after the date of the Company's notice, pursuant to clause (b) below, of the occurrence of the Fundamental Change (the "FUNDAMENTAL CHANGE PURCHASE DATE") subject to satisfaction by or on behalf of any Holder of the requirements set forth in subsection (c) of this Section 13.01. The purchase price of such Securities (the "FUNDAMENTAL CHANGE PURCHASE PRICE") shall be equal to the Accreted Principal Amount for the series of the Securities to be purchased plus accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) for such series of Securities to, but excluding, the Fundamental Change Purchase Date for such series of Securities, unless such Fundamental Change Purchase Date falls after a Regular Record Date and on or prior to the corresponding Interest Payment Date, in which case the Company shall pay the full amount of accrued and unpaid interest (including Contingent Interest and Liquidated Damages, if any) payable on such Interest Payment Date to the holder of record at the close of business on such Regular Record Date.

     A "FUNDAMENTAL CHANGE" shall be deemed to have occurred at such time after the original issuance of the Securities as any of the following occurs:

          (i) the Common Stock or other common stock into which the Securities are convertible is neither listed for trading on a United States national securities exchange nor approved for trading on the Nasdaq National Market or another established automated over the counter trading market in the United States;

          (ii) a "person" or "group" within the meaning of Section 13(d) of the Exchange Act, other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any such Subsidiary, files a Schedule TO (or any other schedule, form or report under the Exchange Act) disclosing that such person or group has become the direct or indirect ultimate beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Voting Stock of the Company representing more than 50% of the voting power of the Company's Voting Stock;

          (iii) consummation of any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or any sale, lease or other transfer (in one transaction or a series of transactions) of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person (other than the Company or one or more of the Company's Subsidiaries); PROVIDED, HOWEVER, that a transaction where the holders of the Company's Voting Stock immediately prior to such transaction own, directly or indirectly, more than 50% of the aggregate voting power of all classes of Voting Stock of the continuing or surviving corporation or transferee immediately after such event shall not be a Fundamental Change;

          (iv) Continuing Directors cease to constitute at least a majority of the Board of Directors;

PROVIDED, HOWEVER, that a Fundamental Change shall not be deemed to have occurred in respect of any of the foregoing if either (x) the Last Reported Sale Price per share of Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately before the later of the Fundamental Change or the public announcement thereof shall equal or exceed 105% of the Conversion Price of the applicable series of Securities in effect immediately before the Fundamental Change or the public announcement thereof; or
(y) all or substantially all of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the
Fundamental Change consists of shares of capital stock traded on a national securities exchange or quoted on the Nasdaq National Market (or which shall be so traded or quoted when issued or exchanged in connection with such Fundamental Change) (such securities being referred to as "PUBLICLY TRADED SECURITIES") and as a result of such transaction or transactions the Securities become convertible into such Publicly Traded Securities (excluding cash payments for fractional shares). For purposes of the foregoing proviso the term "CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

          A "CONTINUING DIRECTOR" shall mean a director who either was a member of the Board of Directors on August 6, 2003 or who becomes a member of the Board of Directors subsequent to that date and whose appointment, election or nomination for election by the Company's stockholders is duly approved by a majority of the Continuing Directors on the Board of Directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors in which such individual is named as nominee for director.

     (b) On or before the 30th day after the occurrence of a Fundamental Change, the Company shall mail a written notice of the Fundamental Change to the Trustee and any Paying Agent and to each Holder of Securities.

     The notice for each series of Securities shall include the form of a Fundamental Change Purchase Notice to be completed by the Holder and shall state:

          (i) the events causing such Fundamental Change and the date of such Fundamental Change;

          (ii) the date by which the Fundamental Change Purchase Notice for such series of Securities pursuant to Section 13.01(c) must be given;

          (iii) the Fundamental Change Purchase Date for such series of Securities;

          (iv) the Fundamental Change Purchase Price for such series of Securities;

          (v) whether the Fundamental Change Purchase Price for such series of Securities will be paid in Cash or shares of Common Stock, or a combination thereof and, in the case of a combination, the percentage of each;

          (vi) if the Company elects to pay the Fundamental Change Purchase Price for such series of Securities in shares of Common Stock or a combination of Cash and shares of Common Stock, that the number of shares of Common Stock each Holder will receive will equal the portion of the Fundamental Change Purchase Price of such series of Securities to be paid in shares of Common Stock divided by 97.5% of the Market Price of one share of Common Stock measured as of the third Business Day immediately preceding the Fundamental Change Purchase Date for such series of Securities;

          (vii) if the Company elects to pay the Fundamental Change Purchase Price for such series of Securities in shares of Common Stock or a combination of Cash and shares of Common Stock, the method of calculating the Market Price of the shares of Common Stock;

          (viii)  briefly,   the  conversion   rights  of  such  series  of  the
     Securities;

          (ix) the name and address of each Paying Agent and Conversion Agent;

          (x) the Conversion Rate for such series of Securities and any adjustments thereto;

          (xi) that Securities as to which a Fundamental Change Purchase Notice has been given may be converted into Common Stock pursuant to Article 11 only to the extent that the Fundamental Change Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (xii) the procedures that the Holder must follow to exercise rights under this Section 13.01;

          (xiii) the procedures for withdrawing a Fundamental Change Purchase Notice, including a form of notice of withdrawal;

          (xiv) that the Holder must satisfy the requirements set forth in the Securities in order to convert the Securities; and

          (xv) the CUSIP number of the Securities.

     If any of the Securities is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Securities.

     In connection with provided such notice, the Company shall issue a press release and publish a notice containing this information in a newspaper of general circulation in The City of New York or publish the information on its website on the World Wide Web or through such other public medium as it may use at that time.

     (c) A Holder may exercise its rights  specified in  subsection  (a) of this
Section 13.01 upon delivery of a written notice (which shall be in substantially the form included in Exhibits A-1 and A-2 hereto, as applicable, and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "FUNDAMENTAL CHANGE PURCHASE NOTICE") to any Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Purchase Date for such series of Securities; PROVIDED that, if a Holder of any Security fails to indicate in such Fundamental Change Purchase Notice its election to withdraw such Fundamental Change Purchase Notice or receive Cash in the event that the Company elects, pursuant to Section 13.02, to pay the Fundamental Change Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Purchase Price shall ultimately be paid to such Holder entirely in Cash because any of the conditions to payment of the Fundamental Change Purchase Price in shares of Common Stock is not satisfied prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Purchase Date, as set forth in Section 13.02, such Holder shall be deemed to have elected to receive Cash.

     The delivery of such Security to any Paying Agent (together with all necessary endorsements) at the office of such Paying Agent shall be a condition to the receipt by the Holder of the Fundamental Change Purchase Price for such Security.

     The  Company  shall  purchase  from the Holder  thereof,  pursuant  to this
Section 13.01, a portion of a Security of a series if the Original Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security of a series pursuant to Section 13.01 through Section 13.06 also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 13.01 shall be consummated by the delivery of the consideration (whether Cash, Common Stock or a combination of Cash and Common Stock) to be received by the Holder promptly following the later of the Fundamental Change Purchase Date for such series of Securities and the time of delivery of the Security to the Paying Agent in accordance with this Section 13.01 as set forth in Section 13.03.

     Notwithstanding anything herein to the contrary, any Holder delivering to a Paying Agent the Fundamental Change Purchase Notice contemplated by this subsection (c) shall have the right to withdraw such Fundamental Change Purchase Notice in whole or as to a portion thereof that is an Original Principal Amount of $1,000 or an integral multiple thereof at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Purchase Date for such series of Securities by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 13.03.

     A Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice or written withdrawal thereof.

     Anything herein to the contrary notwithstanding, in the case of Global Securities, any Fundamental Change Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

     Section 13.02. THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF FUNDAMENTAL CHANGE PURCHASE PRICE.

     (a) The Securities to be repurchased with respect to any Fundamental Change Purchase Date for such series of Securities pursuant to Section 13.01(a) may be paid for at the election of the Company in Cash or shares of Common Stock, or in any combination of Cash and shares of Common Stock, subject to the conditions set forth in Section 13.02(b). The Company shall designate, in the notice of the Fundamental Change delivered pursuant to Section 13.01(b), whether the Company will purchase the Securities of a series for Cash or shares of Common Stock, or, if a combination thereof, the percentages of the Fundamental Change Purchase Price for such series of Securities in respect of which it will pay in Cash or shares of Common Stock; PROVIDED, HOWEVER, that the Company will pay Cash for fractional interests in shares of Common Stock. Each Holder whose Securities of a series are purchased pursuant to Section 13.01 shall receive the same percentage of Cash or shares of Common Stock in payment of the Fundamental Change Purchase Price for such series of such Securities, except (i) as provided in this Section 13.02(a) with regard to the payment of Cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for shares of Common Stock because any necessary qualifications or registrations of the shares of Common Stock under applicable securities laws cannot be obtained, the Company may purchase the Securities of such series of such Holder or Holders for Cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid in respect of a series of Securities once the Company has given its notice of Fundamental Change to Holders pursuant to Section 13.01(b) except in the event of a failure to satisfy, prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Purchase Date for such series of Securities, any condition to the payment of the Fundamental Change Purchase Price for such series of Securities in whole or in part, in shares of Common Stock.

     (b) If the Company elects to pay all or a portion of the Fundamental Change Purchase Price of a series of Securities in respect of which a Fundamental Change Purchase Notice pursuant to Section 13.01(c) has been given in Common Stock, the number of shares of Common Stock to be issued shall be equal to (i) the portion of the Fundamental Change Purchase Price of such series of Securities to be paid in Common Stock divided by (ii) 97.5% of the Market Price of one share of Common Stock measured as of the third Business Day immediately preceding the Fundamental Change Purchase Date, subject to satisfaction of the conditions set forth in the second succeeding paragraph.

     The Company will not issue any fraction of a share of Common Stock in payment of the Fundamental Change Purchase Price for a series of Securities. Instead, the Company will make a Cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Market Price of one share of Common Stock on or prior to the Fundamental Change Purchase Date for such series of Securities. If a Holder elects to have more than one Security of a series purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities of such series to be purchased.

     The Company's right to exercise its election to repurchase Securities of a series through the issuance of shares of Common Stock shall be conditioned upon:

          (i) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, in each case, if required;

          (ii) any qualification or registration of such shares of Common Stock under applicable state securities laws, if necessary, or the availability of an exemption from such qualification and registration;

          (iii) the listing of such shares of Common Stock on a United States national securities exchange or the quotation of such shares of Common Stock in an inter-dealer quotation system of any registered United States national securities association;

          (iv) the publication of the information necessary to calculate the Market Price in a daily newspaper of national circulation;

          (v) the receipt by the  Trustee of an  Officers'  Certificate  stating
     (A): that the terms of the issuance of the shares of Common Stock are in conformity with this Indenture; (B) that the shares of Common Stock to be issued in payment of the Fundamental Change Purchase Price in respect of such series of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Fundamental Change Purchase Price in respect of such Securities, will be validly issued, fully paid, non-assessable and free from preemptive rights;
     (C) that the conditions above, the conditions in clauses (i)-(iv) above and the condition set forth in the second succeeding sentence regarding issuance of a press release have been satisfied in all material respects; and (D) the number of shares of Common Stock to be issued for each $1,000 Original Principal Amount of such Securities and the Last Reported Sale Price of a share of Common Stock on each Trading Day during the period commencing on the first Trading Day of the period during which the Market Price is calculated and ending on the Trading Day immediately preceding the Fundamental Change Purchase Date for such series of Securities; and

          (vi) the receipt by the Trustee of an Opinion of Counsel stating that:
     (A) the shares of Common Stock to be issued by the Company in payment of the Fundamental Change Purchase Price in respect of such series of Securities have been duly authorized, and when issued and delivered pursuant to the terms of this Indenture in payment of the Fundamental Change Purchase Price in respect of such series of Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights; and (B) the conditions in clauses (i) and (iii) above have been satisfied in all material respects.

     If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Purchase Date, and the Company has elected to purchase the Securities of any series pursuant to this Section 13.02 through the issuance of shares of Common Stock, the Company shall pay the entire Fundamental Change Purchase Price of such series of Securities of such Holder or Holders in Cash.

     Upon determination of the actual number of shares of Common Stock to be issued upon purchase of Securities, the Company shall be required to disseminate a press release through a public medium as is customary for such a press release.

     (c) All shares of Common Stock delivered upon purchase of any series of Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

     (d) If a Holder of a purchased Security is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing contained herein shall preclude any income tax withholding required by law or regulations.

     Section 13.03. EFFECT OF FUNDAMENTAL CHANGE PURCHASE NOTICE.

     Upon receipt by any Paying Agent of the Fundamental Change Purchase Notice specified in Section 13.01(c), the Holder of the Security in respect of which such Fundamental Change Purchase Notice was given shall (unless such Fundamental Change Purchase Notice is withdrawn as specified below) thereafter be entitled to receive the Fundamental Change Purchase Price with respect to such Security. Such Fundamental Change Purchase Price shall be paid to such Holder promptly following the later of (a) the Fundamental Change Purchase Date with respect to such Security (provided the conditions in Section 13.01(c) have been satisfied) and (b) the time of delivery of such Security to a Paying Agent by the Holder thereof in the manner required by Section 13.01(c). Securities of any series in respect of which a Fundamental Change Purchase Notice has been given by the Holder thereof may not be converted into Common Stock on or after the date of the delivery of such Fundamental Change Purchase Notice unless such Fundamental Change Purchase Notice has first been validly withdrawn as specified in the following paragraph.

     A Fundamental Change Purchase Notice for any series of Securities may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the Business Day immediately preceding the applicable Fundamental Change Purchase Date specifying:

          (i) the series of the Securities in respect of which such notice of withdrawal is being submitted;

          (ii) if certificated Securities have been issued, the certificate numbers for Securities in respect of which such notice of withdrawal is being submitted, or if not, such information as required by the Depositary;

          (iii) the Original Principal Amount, in integral multiples of $1,000, of the series of Securities with respect to which such notice of withdrawal is being submitted; and

          (iv) the Original Principal Amount, if any, of such series of Securities that remain subject to the original Fundamental Change Purchase Notice and have been or will be delivered for purchase by the Company.

          The Paying Agent will promptly return to the respective Holders thereof any Securities with respect to which a Fundamental Change Purchase Notice has been withdrawn in compliance with this Indenture, in which case, upon such return, the Fundamental Change Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     Section 13.04. DEPOSIT OF FUNDAMENTAL CHANGE PURCHASE PRICE. On or before 10:00 a.m. New York City time on the Fundamental Change Purchase Date for a series of Securities, the Company shall deposit with the Trustee or with a Paying Agent an amount of Cash (in immediately available funds if deposited on such Fundamental Change Purchase Date) and/or Common Stock sufficient to pay the aggregate Fundamental Change Purchase Price of all the Securities of such series or portions thereof that are to be purchased as of such Fundamental Change Purchase Date. The manner in which the deposit required by this Section 13.04 is made by the Company shall be at the option of the Company, PROVIDED, HOWEVER, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the date of such deposit.

     If a Paying Agent holds, in accordance with the terms hereof, Cash and/or Common Stock sufficient to pay the Fundamental Change Purchase Price of any Security for which a Fundamental Change Purchase Notice has been tendered and not withdrawn in accordance with this Indenture on the Fundamental Change Purchase Date for such Security then, immediately following the Fundamental Change Purchase Date for such Security, such Security will cease to be outstanding, interest (including Contingent Interest and Liquidated Damages, if any) will cease to accrue and principal shall cease to accrete and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Fundamental Change Purchase Price for such Security). The Company shall publicly announce the Original Principal Amount of such series of Securities purchased as a result of such Fundamental Change on or as soon as practicable after the Fundamental Change Purchase Date for such series of Securities.

     Section 13.05. SECURITIES PURCHASED IN PART. Any Security that is to be purchased only in part shall be surrendered at the office of a Paying Agent and promptly after the Fundamental Change Purchase Date the Company shall execute and the Trustee, or any Authenticating Agent, shall authenticate and deliver to the Holder of such Security, without service charge (other than amounts to be paid in respect of applicable transfer taxes), a new Security or Securities of the same series, of such authorized denomination as may be requested by such Holder, in aggregate Original Principal Amount equal to, and in exchange for, the portion of the Original Principal Amount of the Security so surrendered that is not purchased.

     Section 13.06. REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company, upon written request, any Cash and/or Common Stock that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the Fundamental Change Purchase Price in respect of any series of Securities; PROVIDED, HOWEVER, that to the extent that the aggregate amount of Cash and/or Common Stock deposited by the Company pursuant to Section 13.04 exceeds the aggregate Fundamental Change Purchase Price of a series of Securities or portions thereof which the Company is obligated to purchase as of the Fundamental Change Purchase Date for a series of Securities, then on the Business Day following the Fundamental Change Purchase Date for such series of Securtiies, the Trustee or Paying Agent, as applicable, shall return any such excess to the Company. Thereafter, any Holder entitled to payment must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another Person.

     Section 13.07. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. When complying with the provisions of Section 13.01 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

          (a) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act;

          (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act; and

          (c) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under this Article 13 to be exercised in the time and in the manner specified therein.

          To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Article 13, the Company's compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under this Article 13.


                                   Article 14
                               CONTINGENT INTEREST

     Section 14.01. CONTINGENT INTEREST. (a) The Company will pay Contingent Interest (i) to Holders of Series A Debentures for the period from August 20, 2010 to February 14, 2011, and thereafter for any Interest Period commencing on or after February 14, 2011, if the average Trading Price of such Securities during the five Trading Day measurement period ending on the second Trading Day immediately preceding the first day of the applicable period (the "MEASUREMENT PERIOD") equals 120% or more of the Accreted Principal Amount for such Securities and (ii) to Holders of Series B Debentures for the period from August 20, 2008 to February 14, 2009, and thereafter for any Interest Period commencing on or after February 15, 2009, if the average Trading Price of such Securities during the applicable Measurement Period equals 120% or more of the Accreted Principal Amount for such Securities. For any series of Securities, the amount of Contingent Interest payable for any Interest Period pursuant to this Section
14.01 shall equal 0.19% of the average Trading Price of such series of Securities for the applicable Measurement Period.

     (b) The Trustee shall have no duty to determine Contingent Interest under this Article, but may accept as conclusive evidence of that fact or the correctness of any payment of such Contingent Interest, and shall be protected in relying upon, an Officers' Certificate of the Company. The Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article.

     Section 14.02. PAYMENT OF CONTINGENT INTEREST. The Company shall pay Contingent Interest owed pursuant to Section 14.01 for any Interest Period on the Interest Payment Date immediately succeeding the applicable Interest Period, to Holders of Securities for which Contingent Interest is payable as of the Regular Record Date relating to such Interest Payment Date.

     Section 14.03. NOTICE OF CONTINGENT INTEREST.

     (a) As soon as practicable following the first Business Day of an Interest Period for which Contingent Interest will be payable in respect of any series of Securities pursuant to Section 14.01, the Company shall issue a press release and publish a notice containing this information in a newspaper of general circulation in The City of New York or publish the information on its website on the World Wide Web or through such other public medium as it may use at that time.

     (b) On any Interest Payment Date on which Contingent Interest is payable in respect of any series of Securities pursuant to this Article 14, the Company shall issue a press release and publish a notice stating the amount of such Contingent Interest and setting forth the manner in which such amount was calculated in a newspaper of general circulation in The City of New York or publish such information on its website on the World Wide Web or through such other public medium as it may use at that time.

                                   Article 15
                                   [RESERVED]

                                   Article 16
   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES

     Section 16.01. EXEMPTION FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholders, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                   Article 17
                            MISCELLANEOUS PROVISIONS

     Section 17.01. SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     Section 17.02. ACTS OF BOARD, COMMITTEE OR OFFICER OF SUCCESSOR COMPANY VALID. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

     Section 17.03. REQUIRED NOTICES OR DEMANDS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Company may be given or served by being mailed postage prepaid in the United States addressed (until another address is filed by the Company with the Trustee), as follows: DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, Attention: DST Corporate Secretary. Any notice, direction, request or demand by the Company or by any Holder to or upon the Trustee may be given or made, for all purposes, by being mailed postage prepaid in the United States addressed to the Corporate Trust Office of the Trustee. Any notice required or permitted to be mailed to a Holder by the Company or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being mailed postage prepaid in the United States addressed to such Holder at the address of such Holder as shown on the Security Register. In any case, where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 17.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

     (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Section 17.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that the person making such certificate or opinion has read such covenant or condition;

     (b) a brief  statement  as to the  nature and scope of the  examination  or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

     (c) a statement that, in the opinion of such person, the person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether such covenant or condition has been complied with;

     (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Section 17.06. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     Section 17.07. INDENTURE MAY BE EXECUTED IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                     DST SYSTEMS, INC.


                                     By:       /s/ Kenneth V. Hager
                                               ---------------------------------
                                               Name:   Kenneth V. Hager
                                               Title:


                                     JPMORGAN CHASE BANK, as Trustee


                                     By:       /s/ Carol Ng
                                               ---------------------------------
                                               Name:   Carol Ng
                                               Title:  Vice President

                                                                     EXHIBIT A-1

     FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS DEBENTURE IS BEING ISSUED WITH TAX ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS DEBENTURE IS AUGUST 12, 2003. IN ADDITION, THIS DEBENTURE IS SUBJECT TO THE UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272,
1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE COMPARABLE YIELD OF THIS DEBENTURE IS 8.4%, COMPOUNDED SEMIANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

     DST SYSTEMS, INC. (THE "COMPANY") AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS DEBENTURE EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS DEBENTURE WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS DEBENTURE AS A DEBT INSTRUMENT THAT IS SUBJECT TO U.S. TREAS. REG. SEC. 1.1275-4 OR ANY SUCCESSOR PROVISION (THE "CONTINGENT DEBT REGULATIONS") AND (2) TO BE BOUND (IN THE ABSENCE OF AN ADMINISTRATIVE DETERMINATION OR JUDICIAL RULING TO THE CONTRARY) BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE" WITHIN THE MEANING OF THE CONTINGENT DEBT REGULATIONS, WITH RESPECT TO THIS DEBENTURE. THE COMPANY AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS DEBENTURE, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT THE FOLLOWING ADDRESS: DST SYSTEMS, INC., 333 West 11th Street, Kansas City, Missouri 64105, ATTENTION: DST CORPORATE SECRETARY.

     [Insert if Global Security:] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

     [Insert if  restricted  Security:]  [THIS  DEBENTURE  AND ANY COMMON  STOCK
ISSUABLE UPON THE CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN
APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS DEBENTURE IS HEREBY NOTIFIED THAT THE SELLER OF THIS DEBENTURE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THIS DEBENTURE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS DEBENTURE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO DST SYSTEMS, INC. OR ANY SUBSIDIARY THEREOF OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

     THIS DEBENTURE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS DEBENTURE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS DEBENTURE AND SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS DEBENTURE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

                                DST SYSTEMS, INC.

             4.125% Series A Convertible Senior Debentures due 2023

No. 1                                   Original Principal Amount:  $540,000,000
Issue Date: August 12, 20                                     CUSIP: 233326 AA 5


     DST SYSTEMS, INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to __________, or registered assigns, the Accreted Principal Amount (as defined in the Indenture referred to on the reverse side of this Security) on August 15, 2023.

     This Security shall bear regular cash interest and the Original Principal Amount (as defined in the Indenture) of this Security shall accrete as specified on the reverse side of this Security and in the Indenture. Contingent Interest, if any, on this Security, will be payable as specified on the reverse side of this Security and in the Indenture. This Security is convertible, is subject to redemption at the option of the Company or purchase at the option of the Holder hereof, all as specified on the reverse side of this Security and in the Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     DST SYSTEMS, INC.
                                     By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                     By:
                                               ---------------------------------
                                               Name:
                                               Title:

         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

JPMORGAN CHASE BANK, as Trustee,
certifies that this is one of the Securities referred to in the within-mentioned Indenture.


By:
   ----------------------------------------------------
     Authorized Officer



Dated:  ___________________

                       [FORM OF REVERSE SIDE OF SECURITY]

             4.125% Series A Convertible Senior Debentures due 2023

     This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES") limited in aggregate Original Principal Amount to $540,000,000 Original Principal Amount, issued under an Indenture, dated as of August 12, 2003 (the "INDENTURE"), between the Company and JPMorgan Chase Bank, as Trustee (the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Security are used as defined in the Indenture.

1. INTEREST.

     This Security will bear interest from August 12, 2003 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (each, an "INTEREST PAYMENT DATE"), subject to Section 1.08 of the Indenture, commencing February 15, 2004, at the rate per annum equal to 4.125%, to but excluding August 15, 2010. Interest on this Security shall be calculated on the basis of a 360-day year composed of twelve 30-day months. Interest payable on this Security on any Interest Payment Date will include interest for the immediately preceding
Interest Period. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1, as the case may be, immediately preceding the relevant Interest Payment Date. Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     From and after August 15, 2010, the Company will no longer be required to pay cash interest. The Original Principal Amount of this Security shall accrete daily at the Applicable Yield on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months. The Applicable Yield shall be 0% prior to August 15, 2010 and 4.125% per annum on and after April 15, 2010, until Stated Maturity. At Stated Maturity, the Holder of this Security will receive $1,700.28 for each $1,000 Original Principal Amount of Securities, which is the fully Accreted Principal Amount of this Security on such date, unless the Security has been earlier redeemed, purchased or converted.

2. CONTINGENT INTEREST.

     From and after August 20, 2010, the Company will pay Contingent Interest on this Security under the circumstances and in the amounts described in Article 14 of the Indenture. Such Contingent Interest, if any, shall be payable semiannually in arrears on each Interest Payment Date to the Holder of this Security as of the close of business on the Regular Record Date relating to such Interest Payment Date.

3. INTEREST ON OVERDUE AMOUNTS.

     If the Accreted Principal Amount hereof or any portion of such Accreted Principal Amount is not paid when due (whether upon acceleration pursuant to Section 4.02 of the Indenture, upon the dates set for payment of the Redemption Price, Purchase Price or Fundamental Change Purchase Price, or upon the Stated Maturity of this Security) or if interest due hereon (including Contingent Interest and Liquidated Damages, if any) (or any portion of such interest), is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate then borne by this Security or, if any overdue amount exists on or after August 15, 2010, at the Applicable Yield of this Security, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable as set forth in the Indenture.

4. METHOD OF PAYMENT.

     Subject to the terms and conditions of the Indenture, the Company will make payments in respect of Redemption Price, Purchase Price, Fundamental Change Purchase Price and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money; PROVIDED that payment by wire transfer of immediately available funds will be required with respect to principal of and interest (including Contingent Interest and Liquidated Damages, if any) on all Global Securities and all Securities of Holders of more than $25,000,000 aggregate Original Principal Amount of Securities that have requested such method of payment and provided wire transfer instructions to the Company or the Paying Agent. If any Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity or earlier Redemption Date, Purchase Date, or Fundamental Change Purchase Date) falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Interest Payment Date to such next succeeding Business Day, PROVIDED that, if such Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the Business Day immediately preceding such Interest Payment Date. If the Stated Maturity, Redemption Date, Purchase Date or Fundamental Change Purchase Date of this Security would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue and no principal will accrete for the period from and after the Stated Maturity, Redemption Date, Purchase Date or Fundamental Change Purchase Date to such next succeeding Business Day.

5. PAYING AGENT, CONVERSION AGENT AND REGISTRAR.

     Initially, the Trustee will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

6. INDENTURE.

     The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general unsecured obligations. The Indenture does not limit other indebtedness of the Company.

7. REDEMPTION AT THE OPTION OF THE COMPANY.

     No sinking fund is provided for the Securities. Prior to August 20, 2010, the Securities shall not be redeemable at the option of the Company. Beginning on August 20, 2010 and until the Stated Maturity, the Securities are redeemable for Cash as a whole, or from time to time in part, at the option of the Company at the applicable Redemption Price.

     If the Company redeems less than all of the outstanding Securities, the Trustee will select the Securities to be redeemed (i) by lot; (ii) pro rata; or
(iii) by another method the Trustee considers fair and appropriate. If the Trustee selects a portion of a Holder's Securities for partial redemption and the Holder converts a portion of the same Securities, the converted portion shall be deemed to be from the portion selected for redemption.

8. NOTICE OF REDEMPTION.

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest shall cease to accrue and principal will cease to accrete on such Securities or portions thereof. Securities in denominations larger than $1,000 Original Principal Amount may be redeemed in part but only in integral multiples of $1,000.

9. PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER.

     Each Holder has the right to require the Company to purchase the Securities held by such Holder on August 15, 2010, 2015 and 2020 (each, a "PURCHASE DATE"). If required by any Holder, the Company shall purchase Securities for Cash, Common Stock or any combination of Cash and Common Stock at a Purchase Price equal to the Accreted Principal Amount thereof, plus accrued and unpaid cash interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the Business Day immediately preceding such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

     At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall purchase for Cash, Common Stock or any combination of Cash and Common Stock all or a portion of the Securities held by such Holder as of the date that is not less than 20 nor more than 35 Business Days after the date of the Company's notice to Holders of the occurrence of a Fundamental Change occurring prior to Stated Maturity for a Fundamental Change Purchase Price equal to the Accreted Principal Amount thereof, plus accrued and unpaid cash interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Fundamental Change Purchase Date, unless such Fundamental Change Purchase Date falls after a Regular Record Date and on or prior to the corresponding Interest Payment Date, in which case the Company shall pay the full amount of accrued and unpaid cash interest (including Contingent Interest and Liquidated Damages, if any) payable on such Interest Payment Date to the Holder at the close of business on such Regular Record Date.

     Holders have the right to withdraw any Purchase Notice or Fundamental Change Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     As provided in the Indenture, if Cash or Common Stock (or any combination of Cash and Common Stock) sufficient to pay the Purchase Price or Fundamental Change Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Fundamental Change Purchase Date, as the case may be, is deposited with the Paying Agent on the Purchase Date or the Fundamental Change Purchase Date, as the case may be, all interest (including Contingent Interest and Liquidated Damages, if any) ceases to accrue and principal ceases to accrete on such Securities (or portions thereof) immediately after such Purchase Date or Fundamental Change Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Fundamental Change Purchase Price, as the case may be, upon surrender of such Security).

10. CONVERSION.

     Subject to the terms of the Indenture, the Holder of a Security may convert the Security into shares of Common Stock at the Conversion Rate under the circumstances set forth in Section 11.01 of the Indenture; PROVIDED, HOWEVER, the Company may satisfy its obligation with respect to any demand for conversion by delivering Common Stock, Cash or a combination of Cash and Common Stock. The Conversion Rate for the Securities on any Conversion Date shall be determined as set forth in the Indenture. Upon conversion of a Security, the Company shall deliver the Conversion Settlement Distribution within the time periods set forth in Section 11.02 of the Indenture.

     A Security in respect of which a Holder has delivered a Purchase Notice or a Fundamental Change Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

     The Company shall deliver Cash or a check in lieu of any fractional share of Common Stock.

     A Holder's right to convert the Securities into Common Stock of the Company is also subject to the Company's right to elect pursuant to Section 11.03 of the Indenture to pay such Holder Cash in lieu of delivering all or part of such Common Stock.

     A Holder may convert a portion of a Security if the Original Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment shall be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Security, except for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date, in which case the Holder on such Regular Record Date shall receive the interest payable on such Interest Payment Date, that portion of accrued and unpaid interest (including Contingent Interest, if any) and any accretion of principal on the converted Security attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the Cash payment, if any, in lieu of fractional shares), or Cash or a combination of Cash and Common Stock in lieu thereof, in exchange for the Security being converted pursuant to the provisions hereof.

     Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date with respect to the Original Principal Amount of Securities or portions thereof being surrendered for conversion; PROVIDED that no such payment need be made (1) if the Company has specified a Redemption Date that occurs during the period from the close of business on a Regular Record Date to the opening of business on the Interest Payment Date to which such Regular Record Date relates, (2) if the Company has specified a Fundamental Change Purchase Date during such period, (3) with respect to any Liquidated Damages payable on such Interest Payment Date or (4) if any overdue interest or overdue Contingent Interest exists on the Conversion Date with respect to the Securities converted, to the extent of such overdue interest.

     No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in Cash pursuant to Section 11.04 of the Indenture.

     The Company agrees, and by acceptance of a beneficial interest in a Security each Holder and any beneficial owner of a Security shall be deemed to agree to be bound (in the absence of an administrative determination or judicial ruling to the contrary) by the Company's determination of the comparable yield and projected payment schedule within the meaning of the contingent debt regulations, and accordingly shall treat, for United States federal income tax purposes, the fair market value of the Common Stock received upon the conversion of a Security (together with any Cash payment in lieu of fractional shares) or Cash in lieu thereof, or a combination of Cash and Common Stock as a contingent payment on the Security for purposes of Treasury Regulation Section 1.1275-4 or any successor provision.

     To convert a Security,  a Holder must fulfill the  conditions  set forth in
Section 11.02 of the Indenture.

     The Conversion Rate will be adjusted as set forth in Article 11 of the Indenture.

11. DENOMINATIONS; TRANSFER; EXCHANGE.

     The Securities are in fully registered form, without coupons, in denominations of $1,000 of Original Principal Amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

12. PERSONS DEEMED OWNERS.

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

13. UNCLAIMED MONEY OR SECURITIES.

     The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

14. AMENDMENT; WAIVER.

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Original Principal Amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Original Principal Amount of the Securities at the time outstanding. The Company and the Trustee may amend the Indenture under certain circumstances without the consent of the Holders, as described in the Indenture.

15. DEFAULTS AND REMEDIES.

     If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Original Principal Amount of the Securities then outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

     Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Original Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment on any Security) if it determines that withholding notice is in their interests.

16. TRUSTEE DEALINGS WITH THE COMPANY.

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17. NO RECOURSE AGAINST OTHERS.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18. AUTHENTICATION.

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

19. ABBREVIATIONS.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. GOVERNING LAW.

     THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                          ---------------------------


     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

                  DST Systems, Inc.
                  333 West 11th Street
                  Kansas City, MO 64105
                  Attention:  DST Corporate Secretary

                                                                      Schedule I


                 [Include Schedule I only for a Global Security]


                                DST SYSTEMS, INC.
              4.125% Series A Convertible Senior Debenture Due 2023

No.  1

=========== ======================================== ===================================== =========================
                                                     Notation Explaining Original          Authorized Signature of
Date        Original Principal Amount                Principal Amount Recorded             Trustee or Trustee

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

                                 ASSIGNMENT FORM


To assign this Security, fill in the form below:

     For value received  ______________________________hereby sell(s), assign(s)
and transfer(s) unto  ___________________________________  (Please insert social security or other Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the Security prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the undersigned confirms that such Security is being transferred:

       [  ]    To DST Systems, Inc. (the "Company") or a subsidiary thereof; or

       [  ]    To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

       [  ]    Pursuant  to a  Registration  Statement  which has been  declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer; or

       [  ]    Pursuant to and in compliance  with another  available  exemption from the registration requirements of the Securities Act of 1933, as amended.

     UNLESS ONE OF THE BOXES IS CHECKED, THE TRUSTEE OR REGISTRAR WILL REFUSE TO REGISTER ANY OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN THE NAME OF ANY PERSON OTHER THAN THE REGISTERED HOLDER THEREOF.

Dated: ______________________


                                           ------------------------------

                                           ------------------------------
                                           Signature(s)

               Signature(s) must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Security registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                           ------------------------------
                                           SIGNATURE GUARANTEE

                                CONVERSION NOTICE


To convert this Security pursuant to Article 11 of the Indenture, check the box:

To convert only part of this Security, state the Original Principal Amount to be converted (which must be $1,000 or an integral multiple of $1,000): $
___________________________

If you want the stock certificate made out in another person's name, fill in the form below:


             ------------------------------------------------------
                 (Insert other person's soc. sec. or tax ID no.)



            ---------------------------------------------------------
            (Print or type other person's name, address and zip code)


Your
Signature: _____________________________________________

(Sign exactly as your name appears on the other side of this Security)

                                 PURCHASE NOTICE

             4.125% SERIES A CONVERTIBLE SENIOR DEBENTURES DUE 2023

TO:      DST SYSTEMS, INC.
         JPMORGAN CHASE BANK

     The undersigned registered owner of this Series A Debenture hereby irrevocably acknowledges receipt of a notice from DST Systems, Inc. (the "COMPANY") regarding the right of holders to elect to require the Company to purchase the Securities and requests and instructs the Company to purchase the entire Original Principal Amount of this Security, or portion thereof (which is $1,000 Original Principal Amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of the Accreted Principal Amount or proportional portion thereof, together with accrued cash interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be purchased by the Company as of the applicable Purchase Date pursuant to the terms and conditions specified in the Indenture. This election is made pursuant to: Article 12, Purchase at Option of Holders.

     Dated:

     Signature(s):

     NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

     Security Certificate Number (if applicable):

     Original   Principal   Amount  to  be   purchased   (if  less  than   all):
$_____________________.

     In the event the Company elects, pursuant to Section 12.03 of the Indenture, to pay the Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be paid to such Holder entirely in Cash because any of the conditions to payment of the Purchase Price in shares of Common Stock is not satisfied prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as set forth in Section 12.03 of the Indenture, I hereby elect to:

    [  ] withdraw this Purchase Notice as to $____________ in Original Principal
Amount      of      Securities      with     the      following      certificate
numbers:________________________________ to which this Purchase Notice relates;

    [ ] receive Cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which this Purchase Notice relates.

            OPTION OF HOLDER TO ELECT PURCHASE ON FUNDAMENTAL CHANGE

             4.125% SERIES A CONVERTIBLE SENIOR DEBENTURES DUE 2023

TO:      DST SYSTEMS, INC.
         JPMORGAN CHASE BANK

     The undersigned registered owner of this Series A Debenture hereby irrevocably acknowledges receipt of a notice from DST Systems, Inc. (the "COMPANY") regarding the right of holders to elect to require the Company to purchase the Securities upon a Fundamental Change and requests and instructs the Company pursuant to Section 13.01 to purchase the entire Original Principal Amount of this Security, or portion thereof (which is $1,000 Original Principal Amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of 100% of the Accreted Principal Amount or proportional portion thereof, together with accrued interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Fundamental Change Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be purchased by the Company as of the Fundamental Change Purchase Date pursuant to the terms and conditions specified in the Indenture.

     Dated:

     Signature(s):

     NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

     Security Certificate Number (if applicable):

     Original   Principal   Amount  to  be   purchased   (if  less  than   all):
$_____________________.

     In the event the Company elects, pursuant to Section 13.02 of the Indenture, to pay the Fundamental Change Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Purchase Price shall ultimately be paid to such Holder entirely in Cash because any of the conditions to payment of the Fundamental Change Purchase Price in shares of Common Stock is not satisfied prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as set forth in Section
13.02 of the Indenture, I hereby elect to:

    [ ] withdraw this Fundamental Change Purchase Notice as to $____________ in Original Principal Amount of Securities with the following certificate numbers:________________________________ to which this Fundamental Change Purchase Notice relates;

    [ ] receive Cash in respect of the entire Fundamental Change Purchase Price for all Securities (or portions thereof) to which this Fundamental Change Purchase Notice relates.

     FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS DEBENTURE IS BEING ISSUED WITH TAX ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS DEBENTURE IS AUGUST 12, 2003. IN ADDITION, THIS DEBENTURE IS SUBJECT TO THE UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272,
1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE COMPARABLE YIELD OF THIS DEBENTURE IS 8.4%, COMPOUNDED SEMIANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

     DST SYSTEMS, INC. (THE "COMPANY") AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS DEBENTURE EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS DEBENTURE WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS DEBENTURE AS A DEBT INSTRUMENT THAT IS SUBJECT TO U.S. TREAS. REG. SEC. 1.1275-4 OR ANY SUCCESSOR PROVISION (THE "CONTINGENT DEBT REGULATIONS") AND (2) TO BE BOUND (IN THE ABSENCE OF AN ADMINISTRATIVE DETERMINATION OR JUDICIAL RULING TO THE CONTRARY) BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE" WITHIN THE MEANING OF THE CONTINGENT DEBT REGULATIONS, WITH RESPECT TO THIS DEBENTURE. THE COMPANY AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS DEBENTURE, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT THE FOLLOWING ADDRESS: DST SYSTEMS, INC., 333 West 11th Street, Kansas City, Missouri 64105, ATTENTION: DST CORPORATE SECRETARY.

     [Insert if Global Security:] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL DEBENTURE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

     [Insert if  restricted  Security:]  [THIS  DEBENTURE  AND ANY COMMON  STOCK
ISSUABLE UPON THE CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN
APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS DEBENTURE IS HEREBY NOTIFIED THAT THE SELLER OF THIS DEBENTURE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THIS DEBENTURE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS DEBENTURE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO DST SYSTEMS, INC. OR ANY SUBSIDIARY THEREOF OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

     THIS DEBENTURE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS DEBENTURE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS DEBENTURE AND SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS DEBENTURE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

                                DST SYSTEMS, INC.

             3.625% Series B Convertible Senior Debentures due 2023

No. 1                                   Original Principal Amount:  $300,000,000
Issue Date: August 12, 2003                                   CUSIP: 233326 AC 1


     DST SYSTEMS, INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to __________, or registered assigns, the Accreted Principal Amount (as defined in the Indenture referred to on the reverse side of this Security) on August 15, 2023.

     This Security shall bear regular cash interest and the Original Principal Amount (as defined in the Indenture) of this Security shall accrete as specified on the reverse side of this Security and in the Indenture. Contingent Interest, if any, on this Security, will be payable as specified on the reverse side of this Security and in the Indenture. This Security is convertible, is subject to redemption at the option of the Company or purchase at the option of the Holder hereof, all as specified on the reverse side of this Security and in the Indenture.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     DST SYSTEMS, INC.
                                     By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                     By:
                                               ---------------------------------
                                               Name:
                                               Title:

      TRUSTEE'S CERTIFICATE OF AUTHENTICATION

JPMORGAN CHASE BANK, as Trustee,
certifies that this is one of the Securities referred to in the within-mentioned Indenture.


By:
   --------------------------------------------------
     Authorized Officer



Dated:  ___________________

                       [FORM OF REVERSE SIDE OF SECURITY]

             3.625% Series B Convertible Senior Debentures due 2023

     This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES") limited in aggregate Original Principal Amount to $300,000,000 Original Principal Amount, issued under an Indenture, dated as of August 12, 2003 (the "INDENTURE"), between the Company and JPMorgan Chase Bank, as Trustee (the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Security are used as defined in the Indenture.

1. INTEREST.

     This Security will bear interest from August 12, 2003 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (each, an "INTEREST PAYMENT DATE"), subject to Section 1.08 of the Indenture, commencing February 15, 2004, at the rate per annum equal to 3.625%, to but excluding August 15, 2008. Interest on this Security shall be calculated on the basis of a 360-day year composed of twelve 30-day months. Interest payable on this Security on any Interest Payment Date will include interest for the immediately preceding
Interest Period. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1, as the case may be, immediately preceding the relevant Interest Payment Date. Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     From and after August 15, 2008, the Company will no longer be required to pay cash interest. The Original Principal Amount of this Security shall accrete daily at the Applicable Yield on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months. The Applicable Yield shall be 0% prior to August 15, 2008 and 3.625% per annum on and after April 15, 2008, until Stated Maturity. At Stated Maturity, the Holder of this Security will receive $1,714.09 for each $1,000 Original Principal Amount of Securities, which is the fully Accreted Principal Amount of this Security on such date, unless the Security has been earlier redeemed, purchased or converted.

2. CONTINGENT INTEREST.

     From and after August 20, 2008, the Company will pay Contingent Interest on this Security under the circumstances and in the amounts described in Article 14 of the Indenture. Such Contingent Interest, if any, shall be payable semiannually in arrears on each Interest Payment Date to the Holder of this Security as of the close of business on the Regular Record Date relating to such Interest Payment Date.

3. INTEREST ON OVERDUE AMOUNTS.

     If the Accreted Principal Amount hereof or any portion of such Accreted Principal Amount is not paid when due (whether upon acceleration pursuant to Section 4.02 of the Indenture, upon the dates set for payment of the Redemption Price, Purchase Price or Fundamental Change Purchase Price, or upon the Stated Maturity of this Security) or if interest due hereon (including Contingent Interest and Liquidated Damages, if any) (or any portion of such interest), is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate then borne by this Security or, if any overdue amount exists on or after August 15, 2008, at the Applicable Yield of this Security, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable as set forth in the Indenture.

4. METHOD OF PAYMENT.

     Subject to the terms and conditions of the Indenture, the Company will make payments in respect of Redemption Price, Purchase Price, Fundamental Change Purchase Price and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money; PROVIDED that payment by wire transfer of immediately available funds will be required with respect to principal of and interest (including Contingent Interest and Liquidated Damages, if any) on all Global Securities and all Securities of Holders of more than $25,000,000 aggregate Original Principal Amount of Securities that have requested such method of payment and provided wire transfer instructions to the Company or the Paying Agent. If any Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity or earlier Redemption Date, Purchase Date, or Fundamental Change Purchase Date) falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day and no interest on such payment will accrue for the period from and after the Interest Payment Date to such next succeeding Business Day, PROVIDED that, if such Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the Business Day immediately preceding such Interest Payment Date. If the Stated Maturity, Redemption Date, Purchase Date or Fundamental Change Purchase Date of this Security would fall on a day that is not a Business Day, the required payment of interest, if any, and principal will be made on the next succeeding Business Day and no interest on such payment will accrue and no principal will accrete for the period from and after the Stated Maturity, Redemption Date, Purchase Date or Fundamental Change Purchase Date to such next succeeding Business Day.

5. PAYING AGENT, CONVERSION AGENT AND REGISTRAR.

     Initially, the Trustee will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

6. INDENTURE.

     The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general unsecured obligations. The Indenture does not limit other indebtedness of the Company.

7. REDEMPTION AT THE OPTION OF THE COMPANY.

     No sinking fund is provided for the Securities. Prior to August 20, 2008, the Securities shall not be redeemable at the option of the Company. Beginning on August 20, 2008 and until the Stated Maturity, the Securities are redeemable for Cash as a whole, or from time to time in part, at the option of the Company at the applicable Redemption Price.

     If the Company redeems less than all of the outstanding Securities, the Trustee will select the Securities to be redeemed (i) by lot; (ii) pro rata; or
(iii) by another method the Trustee considers fair and appropriate. If the Trustee selects a portion of a Holder's Securities for partial redemption and the Holder converts a portion of the same Securities, the converted portion shall be deemed to be from the portion selected for redemption.

8. NOTICE OF REDEMPTION.

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest shall cease to accrue and principal will cease to accrete on such Securities or portions thereof. Securities in denominations larger than $1,000 Original Principal Amount may be redeemed in part but only in integral multiples of $1,000.

9. PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER.

     Each Holder has the right to require the Company to purchase the Securities held by such Holder on August 15, 2008, 2013 and 2018 (each, a "PURCHASE DATE"). If required by any Holder, the Company shall purchase Securities for Cash, Common Stock or any combination of Cash and Common Stock at a Purchase Price equal to the Accreted Principal Amount thereof, plus accrued and unpaid cash interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the Business Day immediately preceding such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

     At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall purchase for Cash, Common Stock or any combination of Cash and Common Stock all or a portion of the Securities held by such Holder as of the date that is not less than 20 nor more than 35 Business Days after the date of the Company's notice to Holders of the occurrence of a Fundamental Change occurring prior to Stated Maturity for a Fundamental Change Purchase Price equal to the Accreted Principal Amount thereof, plus accrued and unpaid cash interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Fundamental Change Purchase Date, unless such Fundamental Change Purchase Date falls after a Regular Record Date and on or prior to the corresponding Interest Payment Date, in which case the Company shall pay the full amount of accrued and unpaid cash interest (including Contingent Interest and Liquidated Damages, if any) payable on such Interest Payment Date to the Holder at the close of business on such Regular Record Date.

     Holders have the right to withdraw any Purchase Notice or Fundamental Change Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     As provided in the Indenture, if Cash or Common Stock (or any combination of Cash and Common Stock) sufficient to pay the Purchase Price or Fundamental Change Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Fundamental Change Purchase Date, as the case may be, is deposited with the Paying Agent on the Purchase Date or the Fundamental Change Purchase Date, as the case may be, all interest (including Contingent Interest and Liquidated Damages, if any) ceases to accrue and principal ceases to accrete on such Securities (or portions thereof) immediately after such Purchase Date or Fundamental Change Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Fundamental Change Purchase Price, as the case may be, upon surrender of such Security).

10. CONVERSION.

     Subject to the terms of the Indenture, the Holder of a Security may convert the Security into shares of Common Stock at the Conversion Rate under the circumstances set forth in Section 11.01 of the Indenture; PROVIDED, HOWEVER, the Company may satisfy its obligation with respect to any demand for conversion by delivering Common Stock, Cash or a combination of Cash and Common Stock. The Conversion Rate for the Securities on any Conversion Date shall be determined as set forth in the Indenture. Upon conversion of a Security, the Company shall deliver the Conversion Settlement Distribution within the time periods set forth in Section 11.02 of the Indenture.

     A Security in respect of which a Holder has delivered a Purchase Notice or a Fundamental Change Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

     The Company shall deliver Cash or a check in lieu of any fractional share of Common Stock.

     A Holder's right to convert the Securities into Common Stock of the Company is also subject to the Company's right to elect pursuant to Section 11.03 of the Indenture to pay such Holder Cash in lieu of delivering all or part of such Common Stock.

     A Holder may convert a portion of a Security if the Original Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment shall be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Security, except for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date, in which case the Holder on such Regular Record Date shall receive the interest payable on such Interest Payment Date, that portion of accrued and unpaid interest (including Contingent Interest, if any) and any accretion of principal on the converted Security attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the Cash payment, if any, in lieu of fractional shares), or Cash or a combination of Cash and Common Stock in lieu thereof, in exchange for the Security being converted pursuant to the provisions hereof.

     Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date with respect to the Original Principal Amount of Securities or portions thereof being surrendered for conversion; PROVIDED that no such payment need be made (1) if the Company has specified a Redemption Date that occurs during the period from the close of business on a Regular Record Date to the opening of business on the Interest Payment Date to which such Regular Record Date relates, (2) if the Company has specified a Fundamental Change Purchase Date during such period, (3) with respect to any Liquidated Damages payable on such Interest Payment Date or (4) if any overdue interest or overdue Contingent Interest exists on the Conversion Date with respect to the Securities converted, to the extent of such overdue interest.

     No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in Cash pursuant to Section 11.04 of the Indenture.

     The Company agrees, and by acceptance of a beneficial interest in a Security each Holder and any beneficial owner of a Security shall be deemed to agree to be bound (in the absence of an administrative determination or judicial ruling to the contrary) by the Company's determination of the comparable yield and projected payment schedule within the meaning of the contingent debt regulations, and accordingly shall treat, for United States federal income tax purposes, the fair market value of the Common Stock received upon the conversion of a Security (together with any Cash payment in lieu of fractional shares) or Cash in lieu thereof, or a combination of Cash and Common Stock as a contingent payment on the Security for purposes of Treasury Regulation Section 1.1275-4 or any successor provision.

     To convert a Security,  a Holder must fulfill the  conditions  set forth in
Section 11.02 of the Indenture.

     The Conversion Rate will be adjusted as set forth in Article 11 of the Indenture.

11. DENOMINATIONS; TRANSFER; EXCHANGE.

     The Securities are in fully registered form, without coupons, in denominations of $1,000 of Original Principal Amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

12. PERSONS DEEMED OWNERS.

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

13. UNCLAIMED MONEY OR SECURITIES.

     The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

14. AMENDMENT; WAIVER.

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Original Principal Amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Original Principal Amount of the Securities at the time outstanding. The Company and the Trustee may amend the Indenture under certain circumstances without the consent of the Holders, as described in the Indenture.

15. DEFAULTS AND REMEDIES.

     If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Original Principal Amount of the Securities then outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

     Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Original Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment on any Security) if it determines that withholding notice is in their interests.

16. TRUSTEE DEALINGS WITH THE COMPANY.

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17. NO RECOURSE AGAINST OTHERS.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18. AUTHENTICATION.

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

19. ABBREVIATIONS.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. GOVERNING LAW.

     THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                            ------------------------

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

                  DST Systems, Inc.
                  333 West 11th Street
                  Kansas City, MO 64105
                  Attention:  DST Corporate Secretary

                                                                      Schedule I

                 [Include Schedule I only for a Global Security]


                                DST SYSTEMS, INC.
              3.625% Series B Convertible Senior Debenture Due 2023

No. 1

=========== ======================================== ===================================== =========================
                                                     Notation Explaining Original          Authorized Signature of
Date        Original Principal Amount                Principal Amount Recorded             Trustee or Trustee
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

                                 ASSIGNMENT FORM


To assign this Security, fill in the form below:

     For value received  ______________________________hereby sell(s), assign(s)
and transfer(s) unto  ___________________________________  (Please insert social security or other Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the Security prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the undersigned confirms that such Security is being transferred:

       [  ]    To DST Systems, Inc. (the "Company") or a subsidiary thereof; or

       [  ]    To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

       [  ]    Pursuant  to a  Registration  Statement  which has been  declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer; or

       [  ]    Pursuant to and in compliance  with another  available  exemption from the registration requirements of the Securities Act of 1933, as amended.

     UNLESS ONE OF THE BOXES IS CHECKED, THE TRUSTEE OR REGISTRAR WILL REFUSE TO REGISTER ANY OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN THE NAME OF ANY PERSON OTHER THAN THE REGISTERED HOLDER THEREOF.

Dated: ______________________
                                            ------------------------------

                                            ------------------------------
                                            Signature(s)

                    Signature(s) must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Security registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                            ------------------------------
                                             SIGNATURE GUARANTEE

                                CONVERSION NOTICE


To convert this Security pursuant to Article 11 of the Indenture, check the box:

To convert only part of this Security, state the Original Principal Amount to be
converted   (which  must  be  $1,000  or  an   integral   multiple  of  $1,000):
$___________________________

If you want the stock certificate made out in another person's name, fill in the form below:



--------------------------------------------------------------------------------
                 (Insert other person's soc. sec. or tax ID no.)



--------------------------------------------------------------------------------
            (Print or type other person's name, address and zip code)


Your
Signature: _____________________________________________

(Sign exactly as your name appears on the other side of this Security)

--------------------------------------------------------------------------------

                                 PURCHASE NOTICE

             3.625% SERIES B CONVERTIBLE SENIOR DEBENTURES DUE 2023

TO:      DST SYSTEMS, INC.
         JPMORGAN CHASE BANK

     The undersigned registered owner of this Series B Debenture hereby irrevocably acknowledges receipt of a notice from DST Systems, Inc. (the "COMPANY") regarding the right of holders to elect to require the Company to purchase the Securities and requests and instructs the Company to purchase the entire Original Principal Amount of this Security, or portion thereof (which is $1,000 Original Principal Amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of the Accreted Principal Amount or proportional portion thereof, together with accrued cash interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be purchased by the Company as of the applicable Purchase Date pursuant to the terms and conditions specified in the Indenture. This election is made pursuant to: Article 12, Purchase at Option of Holders.

     Dated:

     Signature(s):

     NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

     Security Certificate Number (if applicable):

     Original   Principal   Amount  to  be   purchased   (if  less  than   all):
$_____________________.

     In the event the Company elects, pursuant to Section 12.03 of the Indenture, to pay the Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be paid to such Holder entirely in Cash because any of the conditions to payment of the Purchase Price in shares of Common Stock is not satisfied prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as set forth in Section 12.03 of the Indenture, I hereby elect to:

     [ ] withdraw this Purchase Notice as to $____________ in Original Principal
Amount      of      Securities      with     the      following      certificate
numbers:________________________________ to which this Purchase Notice relates;

     [ ] receive Cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which this Purchase Notice relates.

            OPTION OF HOLDER TO ELECT PURCHASE ON FUNDAMENTAL CHANGE

             3.625% SERIES B CONVERTIBLE SENIOR DEBENTURES DUE 2023

TO:      DST SYSTEMS, INC.
         JPMORGAN CHASE BANK

     The undersigned registered owner of this Series B Debenture hereby irrevocably acknowledges receipt of a notice from DST Systems, Inc. (the "COMPANY") regarding the right of holders to elect to require the Company to purchase the Securities upon a Fundamental Change and requests and instructs the Company pursuant to Section 13.01 to purchase the entire Original Principal Amount of this Security, or portion thereof (which is $1,000 Original Principal Amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of the Accreted Principal Amount or proportional portion thereof, together with accrued cash interest (including Contingent Interest and Liquidated Damages, if any) to, but excluding, the Fundamental Change Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be purchased by the Company as of the Fundamental Change Purchase Date pursuant to the terms and conditions specified in the Indenture.

     Dated:

     Signature(s):

     NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

     Security Certificate Number (if applicable):

     Original   Principal   Amount  to  be   purchased   (if  less  than   all):
$_____________________.

     In the event the Company elects, pursuant to Section 13.02 of the Indenture, to pay the Fundamental Change Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Purchase Price shall ultimately be paid to such Holder entirely in Cash because any of the conditions to payment of the Fundamental Change Purchase Price in shares of Common Stock is not satisfied prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as set forth in Section
13.02 of the Indenture, I hereby elect to:

     [ ] withdraw this Fundamental Change Purchase Notice as to $____________ in Original Principal Amount of Securities with the following certificate numbers:________________________________ to which this Fundamental Change Purchase Notice relates;

     [ ] receive Cash in respect of the entire Fundamental Change Purchase Price for all Securities (or portions thereof) to which this Fundamental Change Purchase Notice relates.